Dreyfus
      Aggressive Growth
      Fund



      SEMIANNUAL REPORT February 28, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus Aggressive Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Aggressive Growth Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Aggressive Growth Fund perform relative to its benchmark?

For the six-month period that ended February 28, 2002, the fund produced a total return of -6.54%.(1) This compares to the Standard & Poor's 500 Composite Stock Price Index's total return of -1.67% and the Russell Midcap Growth Index's total return of -3.20% for the same period.(2,3) Because the fund currently focuses on midcap growth stocks, we believe that the Russell Midcap Growth Index is an appropriate measure of the fund' s performance for comparison purposes. The category average for the Lipper Mid-Cap Growth Funds, the category in which the fund is reported, had an average total return of -6.23% for the reporting period as well.(4)

We attribute the fund and market's lackluster returns to investors' general preference for value-oriented stocks and avoidance of growth stocks in the mid-capitalization range. The fund' s return trailed that of its benchmark, primarily because of the fund's relatively light exposure to the energy group, which performed particularly well, and relatively heavy participation in the financial group, which performed poorly.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in the stocks of growth companies of any size. Currently, the fund is focusing on midcap growth companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, superior industry positions and the potential for strong revenue and earnings growth rates. The fund's investments in small- and midcap companies carry additional risks because their earnings are less predictable, their share prices are more volatile, and their securities are less liquid than those of larger companies.

What factors influenced the fund's performance?

The fund's performance relative to its benchmark was chiefly affected by the way in which we apportioned assets among the market's vari

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ous industry groups. The fund's exposure to the restaurant industry comprised the greatest positive contributor to performance. Casual dining companies, such as Darden Restaurants and Brinker International, showed strong revenue and profit trends during the reporting period, especially when compared to other growth-oriented areas such as technology. The fund also profited from relatively heavy exposure to industrial companies. In our opinion, many great industrial companies have strong growth potential, but they have been overshadowed by technology stocks over the past few years.

The fund also benefited from areas in which it did not invest heavily, thereby avoiding the full brunt of losses in hard-hit industries. For example, biotechnology firms were hurt by generally weak market conditions, while semiconductor companies continued to struggle with low demand from customers, especially in formerly high-end markets such as telecommunications.

On the other hand, our relatively heavy emphasis on financial stocks hurt the fund' s performance. The financial sector represented one of the midcap stock market' s worst performing groups during the reporting period, primarily because of investors' credit quality concerns, which have recently begun to fade. The greatest detractor from the fund's relative performance, however, was lack of exposure to energy stocks. The energy group is generally not a core sector for the fund because we tend to find better growth characteristics elsewhere.

The fund's returns were also affected by our security selection strategy. Strong stock selection in the industrial and technology sectors boosted performance relative to the Russell Midcap Growth Index. Specifically, the fund' s semiconductor investments rose, while the Russell Midcap Growth Index' s semiconductor holdings declined. The fund's semiconductor gains were mainly driven by NVIDIA, a graphics semiconductor company that has recently shown excellent profit growth. However, some of those gains were offset by unfortunate stock selection in the broadcasting industry, where our cable television holdings hindered returns.

What is the fund's current strategy?

As of the end of the reporting period, many investors believe that the mild and short-lived recession may be over. However, in our opinion, midcap stock prices currently reflect the likelihood of a recovery. Therefore, we believe that future stock price gains will be determined by the strength and sustainability of the recovery as well as the inflation outlook.

Accordingly, we have maintained the fund' s relatively light exposure to technology stocks. Although technology companies may benefit from an economic recovery, we remain concerned about high valuations and persistent weakness among certain customer groups. Our bottom-up stock selection strategy has lead to a more neutral position in the health care sector relative to the Russell Midcap Growth Index. The fund's position was reduced from a heavier weighting in this sector that it held at the beginning of the reporting period. While we continue to find what we consider to be attractive opportunities in the health care sector, we have also found what we believe are opportunities that the fund can benefit from in the industrials sector.

We   have   found  more  compelling  opportunities  in  other  sectors  such  as industrials, where we have continued to find great companies selling at attractive prices. In addition, the fund held more than 15% of its assets in cash as of the end of the reporting period, giving us the resources we need to capture new opportunities if, as we expect, midcap growth stocks return to favor as the economy gains strength.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

   PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(4)  SOURCE: LIPPER INC.


                                                             The Fund

STATEMENT OF INVESTMENTS



February 28, 2002 (Unaudited)

COMMON STOCKS--98.3%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.7%

General Dynamics                                                                                  1,675                  152,224

AIR FREIGHT & COURIERS--.5%

Expeditors International of Washington                                                            1,825                   99,499

AIRLINES--.5%

Southwest Airlines                                                                                4,700                   99,217

BANKS--.6%

Investors Financial Services                                                                      1,825                  126,801

BIOTECHNOLOGY--5.5%

Celgene                                                                                           5,500  (a)             143,495

Cephalon                                                                                          2,125  (a)             123,887

Gilead Sciences                                                                                   1,875  (a)             132,113

ICOS                                                                                              2,325  (a)              99,743

IDEC Pharmaceuticals                                                                              2,000  (a)             125,640

MedImmune                                                                                         7,000  (a)             288,610

Myriad Genetics                                                                                   3,800  (a)             124,450

Protein Design Labs                                                                               5,000  (a)              79,350

                                                                                                                       1,117,288

COMMERCIAL SERVICES--2.6%

ARAMARK, Cl. B                                                                                    5,725  (a)             146,560

Apollo Group, Cl. A                                                                               4,525  (a)             219,689

Cintas                                                                                            3,525  156,122

                                                                                                                         522,371

COMPUTERS--1.4%

QLogic                                                                                            7,700  (a)             286,825

Riverstone Networks                                                                                   1  (a)                   4

                                                                                                                         286,829

CONSUMER FINANCE--1.5%

AmeriCredit                                                                                      12,900  (a)             301,215

DATA PROCESSING SERVICES--7.1%

Affiliated Computer Services, Cl. A                                                               9,950  (a)             486,654

BISYS Group                                                                                      10,200  (a)             321,096

Fiserv                                                                                            8,675  (a)             370,769

SunGard Data Systems                                                                              8,575  (a)             264,710

                                                                                                                       1,443,229

DISTRIBUTORS--.3%

SonicWALL                                                                                         5,550  (a)              71,817


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--7.0%

Arrow Electronics                                                                                 6,350  (a)             170,180

Celestica                                                                                        10,025  (a)             329,822

Molex, Cl. A                                                                                      6,025                  158,277

PerkinElmer                                                                                       8,525                  196,075

Symbol Technologies                                                                              14,100                  121,683

Tech Data                                                                                         3,250  (a)             148,850

Waters                                                                                            9,550  (a)             298,438

                                                                                                                       1,423,325

FINANCIAL SERVICES--5.6%

Ambac Financial Group                                                                             9,925                  615,846

Block (H&R)                                                                                       1,650                   83,242

Federated Investors, Cl. B                                                                       14,150                  446,857

                                                                                                                       1,145,945

HEALTH CARE--10.5%

Anthem                                                                                            3,725                  216,422

Cytyc                                                                                            20,950  (a)             491,487

DENTSPLY International                                                                           10,000                  331,700

Express Scripts                                                                                   3,025  (a)             156,604

Laboratory Corporation of America Holdings                                                        2,375  (a)             193,515

Patterson Dental                                                                                  2,250  (a)              91,283

Quest Diagnostics                                                                                 3,475  (a)             246,412

WellPoint Health Networks                                                                         3,300  (a)             401,346

                                                                                                                       2,128,769

HOTELS--1.9%

Hotel Reservations Network, Cl. A                                                                 2,175  (a)             110,925

Starwood Hotels & Resorts Worldwide                                                               7,950                  286,200

                                                                                                                         397,125

IT CONSULTING & SERVICES--.6%

Investment Technology Group                                                                       2,625  (a)             121,853

INDUSTRIAL--6.5%

Danaher                                                                                           5,675                  381,530

ITT Industries                                                                                    6,775                  399,725

SPX                                                                                               4,275  (a)             540,830

                                                                                                                       1,322,085

INSURANCE BROKERS--1.2%

Gallagher (Arthur J.) & Co.                                                                       6,925                  241,405

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

LEISURE--1.7%

Direct Focus                                                                                      3,025  (a)              90,750

Royal Caribbean Cruises                                                                          13,750                  254,100

                                                                                                                         344,850

MOTORCYCLE MANUFACTURERS--1.4%

Harley-Davidson                                                                                   5,500                  281,930

MOVIES & ENTERTAINMENT--.8%

Macrovision                                                                                       7,175  (a)             167,536

OIL & GAS--2.1%

Apache                                                                                            4,125                  217,594

Nabors Industries                                                                                 2,350  (a)              83,355

Smith International                                                                               2,050  (a)             132,533

                                                                                                                         433,482

PHARMACEUTICALS--7.4%

Allergan                                                                                          3,050                  197,762

Andrx Group                                                                                       4,725  (a)             158,051

Biovail                                                                                           5,150  (a)             244,625

Forest Laboratories                                                                               4,325  (a)             343,924

SICOR                                                                                            13,650  (a)             218,400

Teva Pharmaceutical Industries, ADR                                                               6,200                  353,586

                                                                                                                       1,516,348

RESTAURANTS--3.2%

Brinker International                                                                             9,750  (a)             334,815

Darden Restaurants                                                                                7,375                  311,815

                                                                                                                         646,630

RETAIL--7.6%

Abercrombie & Fitch, Cl. A                                                                        8,250  (a)             219,780

Best Buy                                                                                          4,650  (a)             313,410

CDW Computer Centers                                                                              4,200  (a)             221,760

eBay                                                                                              1,950  (a)             101,497

Ross Stores                                                                                       5,900                  212,754

TJX Cos.                                                                                          9,275                  352,172

Talbots                                                                                           3,125                  125,344

                                                                                                                       1,546,717

SEMICONDUCTORS & EQUIPMENT--4.8%

Cree                                                                                              3,825  (a)              53,818

KLA-Tencor                                                                                        4,250  (a)             246,118


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & EQUIPMENT (CONTINUED)

Micrel                                                                                            5,175  (a)             103,914

Microchip Technology                                                                              6,225  (a)             212,771

NVIDIA                                                                                            6,900  (a)             351,969

                                                                                                                         968,590

SOFTWARE--7.5%

Check Point Software Technologies                                                                 9,350  (a)             261,052

Henry (Jack) & Associates                                                                        15,100                  327,670

Mercury Interactive                                                                              10,500  (a)             355,740

Synopsys                                                                                          4,075  (a)             191,933

THQ                                                                                               5,500  (a)             247,830

VERITAS Software                                                                                  3,875  (a)             137,524

                                                                                                                       1,521,749

SPECIALTY STORES--2.6%

Bed Bath & Beyond                                                                                 8,925  (a)             298,095

Foot Locker                                                                                      14,275  (a)             235,537

                                                                                                                         533,632

TELECOMMUNICATION SERVICES--.3%

Time Warner Telecom, Cl. A                                                                       11,625  (a)              66,263

TELECOMMUNICATIONS EQUIPMENT--2.0%

DMC Stratex Networks                                                                             24,625  (a)             110,320

Polycom                                                                                           7,750  (a)             188,635

Powerwave Technologies                                                                            7,800  (a)             101,634

                                                                                                                         400,589

TRADING COMPANIES & DISTRIBUTORS--2.9%

Fastenal                                                                                          4,100                  306,434

Grainger (W.W.)                                                                                   4,775                  283,014

                                                                                                                         589,448
-----------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $21,398,310)                                                               98.3%              20,018,761

CASH AND RECEIVABLES (NET)                                                                          1.7%                 345,371

NET ASSETS                                                                                        100.0%              20,364,132

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments 21,398,310  20,018,761

Cash                                                                   317,672

Receivable for investment securities sold                              388,839

Dividends receivable                                                     3,921

Receivable for shares of Common Stock subscribed                           261

Prepaid expenses                                                         9,120

                                                                    20,738,574
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           18,691

Payable for investment securities purchased                            292,264

Payable for shares of Common Stock redeemed                             36,687

Accrued expenses                                                        26,800

                                                                       374,442
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      20,364,132
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     89,994,751

Accumulated investment (loss)                                          (96,268)

Accumulated net realized gain (loss) on investments                (68,154,802)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    (1,379,549)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      20,364,132
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      2,502,015

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   8.14

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $252 foreign taxes withheld at source)           19,712

Interest                                                                10,644

TOTAL INCOME                                                            30,356

EXPENSES:

Management fee--Note 3(a)                                               79,140

Shareholder servicing costs--Note 3(b)                                  75,815

Auditing fees                                                           12,390

Custodian fees--Note 3(b)                                               12,084

Prospectus and shareholders' reports                                    10,137

Registration fees                                                        9,278

Legal fees                                                               1,204

Directors' fees and expenses--Note 3(c)                                    355

Miscellaneous                                                              503

TOTAL EXPENSES                                                         200,906

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (74,282)

NET EXPENSES                                                           126,624

INVESTMENT (LOSS)                                                      (96,268)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,335,007)

Net unrealized appreciation (depreciation) on investments            1,840,905

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,494,102)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,590,370)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002         Year Ended
                                               (Unaudited)   August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                 (96,268)          (175,679)

Net realized gain (loss) on investments        (3,335,007)       (11,654,642)

Net unrealized appreciation (depreciation)
   on investments                               1,840,905         (8,779,702)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,590,370)       (20,610,023)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   1,832,830         10,965,210

Cost of shares redeemed                        (3,398,882)       (13,901,838)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (1,566,052)        (2,936,628)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,156,422)       (23,546,651)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            23,520,554         47,067,205

END OF PERIOD                                  20,364,132         23,520,554
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       222,702            995,045

Shares redeemed                                  (422,454)        (1,273,170)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (199,752)          (278,125)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         February 28, 2002                                 Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                (Unaudited)          2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                8.71          15.79          10.84          8.57          20.07        22.71

Investment Operations:

Investment (loss)                                     (.04)(a)       (.06)(a)       (.10)(a)      (.07)(a)       (.16)(a)     (.26)

Net realized and unrealized
   gain (loss) on investments                         (.53)         (7.02)          5.05          2.34         (11.34)       (2.38)

Total from Investment Operations                      (.57)         (7.08)          4.95          2.27         (11.50)       (2.64)

Net asset value, end of period                        8.14           8.71          15.79         10.84           8.57        20.07
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (6.54)(b)     (44.84)         45.66         26.64         (57.30)      (11.63)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .60(b)        1.20           1.20          1.13           1.27         1.34

Ratio of interest expense
   to average net assets                               (--)            --             --            --            .00(c)       .39

Ratio of investment (loss)
   to average net assets                              (.45)(b)       (.56)          (.70)         (.71)          (.95)       (1.62)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .35(b)         .35            .35           .58            .29          .09

Portfolio Turnover Rate                              98.03(b)      228.10         215.99        168.00          86.53        76.45
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      20,364         23,521         47,067        30,445         30,968      131,604

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $624 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $54,191,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $490,000 of the carryover expires in fiscal 2005, $1,778,000 expires in fiscal 2006 and $51,923,000 expires in fiscal 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, from September 1, 2001 through August 31, 2002, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.20% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $74,282 during the period ended February 28, 2002.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, the fund was charged $26,380 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $33,742 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $12,084 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $20,010,636 and $20,997,242, respectively.

At February 28, 2002, accumulated net unrealized depreciation on investments was
$1,379,549,   consisting   of   $1,526,179  gross  unrealized  appreciation  and
$2,905,728 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                For More Information

                        Dreyfus Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  256SA0202



================================================================================




      Dreyfus
      Emerging Leaders
      Fund




      SEMIANNUAL REPORT February 28, 2002



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                          Emerging Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Leaders Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Hilary Woods and Paul Kandel.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, Dreyfus Emerging Leaders Fund produced a total return of -6.07%.(1) This compares with a 0.85% total return for the fund's benchmark, the Russell 2000 Index, over the same period.(2)

We attribute most of the fund's disappointing absolute and relative performance to its relatively large exposure to technology stocks. In general, the technology area suffered more than most in the aftermath of the September 11 terrorist attacks and other challenges that faced the market and the economy during the reporting period.

What is the fund's investment approach?

The fund seeks capital growth by investing in companies we believe are emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth. The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time.

In choosing stocks, we use a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in major product lines, sustained achievement records and strong financial condition. We seek special situations, such as corporate restructurings or management changes, that could increase a stock price.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Most stocks fell sharply in the immediate aftermath of September 11. In particular, technology stocks, which had experienced sustained weakness in the months leading up to the terrorist attacks, dropped more sharply than most other market sectors. At the time of the attacks, the fund maintained a defensive posture due to the poor global economy, which benefited the fund in September. However, many technology stocks rallied sharply in the ensuing quarter, which hurt the fund as investors' appetite for high growth, high price-to-earnings stocks surged. The market declined again in January and February in response to weak earnings growth and concerns arising from accounting irregularities at a small number of prominent companies. The fund's holdings that were most deeply affected included semiconductor makers with exposure to the weak telecommunications industry such as TranSwitch, Alpha Industries and Integrated Silicon Solutions. Some of the fund's technology holdings, such as Network Associates and Agile Software, performed well. However, these winners were outweighed by technology sector disappointments.

The fund showed mixed performance in other industry sectors. In the financial services area, returns were mildly weak due to a company-specific earnings disappointment in one of four reinsurance holdings, Annuity and Life Re Holdings, and declines in sub-prime lenders such as AmeriCredit. However, these losses were largely offset by positive returns from other reinsurers such as RenaissanceRe Holdings, and regional banks such as Commerce Bancorp. In health care, the fund focused on steadily growing service providers. While some of these, such as Humana and DaVita, performed well, most of this sector's strength was concentrated in the higher growth, higher risk areas of biotechnology and pharmaceuticals. As a result, some of the fund's best performing stocks in prior periods, such as nursing home operator Beverly Enterprises, lagged during this reporting period.


On the other hand, the fund performed relatively well in utilities, largely because we increased the fund's utility holdings late in the reporting period when prices stood at very attractive levels. The fund benefited when utilities stocks rose in February 2002 in anticipation of economic recovery and increased energy usage. The fund also achieved relatively strong performance in consumer-related areas. The fund' s predominately defensive holdings among consumer staples companies, such as Dryer's Grand Ice Cream and Church & Dwight, fared particularly well in the reporting period's volatile market environment

What is the fund's current strategy?

As of the end of reporting period, the fund holds a smaller percentage of consumer-related stocks than its benchmark, primarily because the valuations in this sector are high, considering rising consumer debt levels. The fund also holds a relatively small position among interest-rate-sensitive financials, many of which could be hurt if interest rates begin to climb later in the year. The fund holds larger than average positions in energy and technology where we believe stock prices in good companies have declined to attractive levels. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.


                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



COMMON STOCKS--93.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.2%

Dendrite International                                                                          662,000  (a)           7,169,460

Valassis Communications                                                                         560,000  (a)          21,537,600

                                                                                                                      28,707,060

CONSUMER DURABLES--1.1%

Callaway Golf                                                                                   775,000               14,422,750

CONSUMER NON-DURABLES--5.1%

Church & Dwight                                                                                 935,000               28,891,500

Dial                                                                                          1,000,000               16,800,000

Dreyer's Grand Ice Cream                                                                        490,000               21,417,900

                                                                                                                      67,109,400

CONSUMER SERVICES--6.0%

Emmis Communications, Cl. A                                                                     750,000  (a)          20,115,000

Entercom Communications                                                                         400,000  (a)          20,484,000

Harte-Hanks                                                                                     775,000               23,443,750

Station Casinos                                                                               1,150,000  (a)          15,398,500

                                                                                                                      79,441,250

ELECTRONIC TECHNOLOGY--7.5%

Aeroflex                                                                                      1,300,000  (a)          12,805,000

Alpha Industries                                                                                540,000  (a)           8,321,400

Elantec Semiconductor                                                                           600,000  (a)          18,372,000

Integrated Silicon Solution                                                                   1,600,000  (a,b)        16,656,000

Lattice Semiconductor                                                                           950,000  (a)          16,321,000

Micromuse                                                                                       850,000  (a)           7,701,000

Plexus                                                                                          600,000  (a)          12,906,000

TranSwitch                                                                                    2,200,000  (a)           6,314,000

                                                                                                                      99,396,400

ENERGY MINERALS--4.2%

Arch Coal                                                                                       700,000               12,705,000

Cabot Oil & Gas, Cl. A                                                                          675,000               13,567,500

Evergreen Resources                                                                             300,000  (a)          12,540,000

Meridian Resource                                                                             2,861,000  (a,b)         9,813,230

Unit                                                                                            467,000  (a)           6,519,320

                                                                                                                      55,145,050

FINANCE--16.1%

Annuity and Life Re Holdings                                                                    724,900               12,018,842

Bank United (CPR)                                                                               525,000  (a)              68,250

City National                                                                                   445,000               22,614,900


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Commerce Bancorp                                                                                665,000               27,664,000

First Midwest Bancorp                                                                           937,500               26,859,375

First Virginia Banks                                                                            435,000               22,994,100

Horace Mann Educators                                                                           950,000               21,413,000

Mercury General                                                                                 495,000               21,384,000

Protective Life                                                                                 725,000               22,518,500

RenaissanceRe Holdings                                                                          134,000               14,516,220

Westamerica Bancorporation                                                                      500,000               20,565,000

                                                                                                                     212,616,187

HEALTH SERVICES--5.8%

Beverly Enterprises                                                                           2,112,500  (a)          12,379,250

DaVita                                                                                        1,100,000  (a)          24,585,000

Humana                                                                                        1,925,000  (a)          25,217,500

Manor Care                                                                                      800,000  (a)          15,000,000

                                                                                                                      77,181,750

HEALTH TECHNOLOGY--2.3%

Alpharma, Cl. A                                                                                 600,000               12,246,000

CIMA Labs                                                                                       250,000  (a)           5,742,500

CV Therapeutics                                                                                 200,000  (a)           7,728,600

Cerus                                                                                           100,000  (a,c)         4,703,000

                                                                                                                      30,420,100

INDUSTRIAL SERVICES--4.6%

FMC Technologies                                                                                800,000               14,888,000

Granite Construction                                                                            650,000               13,994,500

Grant Prideco                                                                                 1,135,000  (a)          14,198,850

Universal Compression Holdings                                                                  700,000  (a)          17,493,000

                                                                                                                      60,574,350

MISCELLANEOUS--.6%

iShares Nasdaq Biotechnology Index Fund                                                         100,000  (a,c)         7,445,000

NON-ENERGY MINERALS--2.3%

AK Steel Holding                                                                              1,500,000               20,985,000

Meridian Gold                                                                                   700,000  (a)           9,191,000

                                                                                                                      30,176,000

PROCESS INDUSTRIES--8.0%

Agrium                                                                                        1,400,000               13,930,000

Albany International, Cl. A                                                                     350,000                9,422,000

Boise Cascade                                                                                   600,000               21,570,000

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

Cytec Industries                                                                                600,000  (a)          16,290,000

Pactiv                                                                                        1,340,000  (a)          25,500,200

Valspar                                                                                         415,000               18,376,200

                                                                                                                     105,088,400

PRODUCER MANUFACTURING--6.2%

IDEX                                                                                            650,000               23,270,000

MagneTek                                                                                      1,342,500  (a,b)        14,364,750

Power-One                                                                                     1,175,000  (a)           8,260,250

Precision Castparts                                                                             400,000               12,900,000

Terex                                                                                           935,000  (a)          19,055,300

Titan International                                                                           1,000,000                4,570,000

                                                                                                                      82,420,300

RETAIL TRADE--4.3%

American Eagle Outfitters                                                                       740,000  (a)          18,477,800

MSC Industrial Direct                                                                           950,000  (a)          20,035,500

Pacific Sunwear of California                                                                   775,000  (a)          19,003,000

                                                                                                                      57,516,300

TECHNOLOGY SERVICES--10.9%

Agile Software                                                                                  383,400  (a)           3,853,170

EarthLink                                                                                        68,700  (a)             616,239

F5 Networks                                                                                     800,000  (a,c)        17,480,000

Global Payments                                                                                 600,000               18,342,000

LifePoint Hospitals                                                                             504,800  (a)          16,577,632

Midway Games                                                                                  1,000,000  (a)          11,710,000

NDCHealth                                                                                       750,000               25,530,000

Netegrity                                                                                       900,000  (a)          11,106,000

NetIQ                                                                                           550,000  (a)          11,935,000

Network Associates                                                                              971,000  (a)          23,032,120

RSA Security                                                                                    378,700  (a)           3,605,224

                                                                                                                     143,787,385

TRANSPORTATION--4.0%

Forward Air                                                                                     630,000  (a)          17,721,900

SkyWest                                                                                         635,500               16,141,700

Teekay Shipping                                                                                 500,000               18,500,000

                                                                                                                      52,363,600


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

UTILITIES--2.4%

National Fuel Gas                                                                               590,000               14,425,500

NorthWestern                                                                                    300,000                6,615,000

OGE Energy                                                                                      500,000               10,965,000

                                                                                                                      32,005,500

TOTAL COMMON STOCKS

   (cost $1,189,429,889)                                                                                           1,235,816,782
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.66%, 3/7/2002                                                                           16,457,000               16,454,161

   1.69%, 3/14/2002                                                                          19,760,000               19,753,973

   1.71%, 3/21/2002                                                                          14,797,000               14,782,943

   1.69%, 5/16/2002                                                                           2,193,000                2,185,171

   1.69%, 5/23/2002                                                                          21,216,000               21,141,699

TOTAL SHORT-TERM INVESTMENTS

   (cost $74,301,894)                                                                                                 74,317,947
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,263,731,783)                                                            99.2%           1,310,134,729

CASH AND RECEIVABLES (NET)                                                                           .8%              10,351,798

NET ASSETS                                                                                        100.0%           1,320,486,527

(A)  NON-INCOME PRODUCING.

(B)  INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $64,269,414)--SEE NOTE 1(C).

(C)  A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY  28,2002,  THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $9,423,881  AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $10,461,090.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,263,731,783  1,310,134,72

Cash                                                                 1,942,030

Collateral for securities loaned--Note 1(b)                         10,461,090

Receivable for investment securities sold                           10,986,926

Receivable for shares of Common Stock subscribed                       978,367

Dividends receivable                                                   518,408

Prepaid expenses                                                        33,629

                                                                 1,335,055,179
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                        1,219,753

Liabilities for securities loaned--Note 1(b)                        10,461,090

Payable for shares of Common Stock redeemed                          1,301,177

Payable for investment securities purchased                            969,873

Accrued expenses                                                       616,759

                                                                    14,568,652
-------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,320,486,527
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                  1,333,494,660

Accumulated investment (loss)                                       (3,110,708)

Accumulated net realized gain (loss) on investments                (56,300,371)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    46,402,946
-------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,320,486,527
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)     39,992,860

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)  33.02

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $11,550 foreign taxes withheld at source)     4,518,996

Interest                                                               968,186

TOTAL INCOME                                                         5,487,182

EXPENSES:

Management fee--Note 3(a)                                            5,738,280

Shareholder servicing costs--Note 3(b)                               2,715,532

Custodian fees--Note 3(b)                                               46,202

Prospectus and shareholders' reports                                    26,993

Directors' fees and expenses--Note 3(c)                                 18,691

Professional fees                                                       18,310

Registration fees                                                       15,928

Loan commitment fees--Note 2                                            15,136

Miscellaneous                                                            2,818

TOTAL EXPENSES                                                       8,597,890

INVESTMENT (LOSS)                                                   (3,110,708)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (44,309,946)

Net unrealized appreciation (depreciation) on investments:

  Unaffiliated issuers                                             (26,158,114)

  Affiliated issuers--Note 1(c)                                    (11,587,907)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS          (37,746,021)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (82,055,967)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (85,166,675)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002           Year Ended
                                               (Unaudited)     August 31, 2001
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment (loss)                              (3,110,708)          (5,304,273)

Net realized gain (loss) on investments       (44,309,946)          20,947,735

Net unrealized appreciation (depreciation)
   on investments                             (37,746,021)        (154,462,021)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (85,166,675)        (138,818,559)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (32,226,351)          (20,356,093)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 216,785,808          613,096,833

Dividends reinvested                           29,618,703           18,909,171

Cost of shares redeemed                      (188,058,854)        (416,292,959)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             58,345,657          215,713,045

TOTAL INCREASE (DECREASE) IN NET ASSETS       (59,047,369)          56,538,393
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,379,533,896        1,322,995,503

END OF PERIOD                               1,320,486,527        1,379,533,896
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,550,500           16,319,178

Shares issued for dividends reinvested            908,270              511,119

Shares redeemed                                (5,720,687)         (11,156,422)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,738,083            5,673,875

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                      Six Months Ended
                                     February 28, 2002                                 Year Ended August 31,
                                                           -------------------------------------------------------------------------
                                            (Unaudited)         2001             2000             1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           36.06         40.61            30.35            20.20         25.17         18.67

Investment Operations:

Investment (loss)                                 (.08)(        (.15)(a)         (.14)(a)         (.13)(a)      (.16)(a)      (.11)

Net realized and unrealized
   gain (loss) on investments                    (2.12)        (3.81)           10.47            10.33         (2.14)         8.02

Total from Investment
   Operations                                    (2.20)        (3.96)           10.33            10.20         (2.30)         7.91

Distributions:

Dividends from net realized
   gain on investments                            (.84)         (.59)            (.07)            (.05)        (2.67)        (1.41)

Net asset value, end of period                   33.02         36.06            40.61            30.35         20.20         25.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (6.07)(b)     (9.80)           34.07            50.54        (10.82)        44.45
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .67(b)       1.29             1.26             1.38          1.39          1.39

Ratio of investment (loss)
   to average net assets                          (.24)(b)      (.39)            (.37)            (.49)         (.63)         (.62)

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                          --            --               --               --            --            .09

Portfolio Turnover Rate                          11.10(b)      77.63            76.00           100.40        199.08         197.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               1,320,487     1,379,534        1,322,996          358,624       105,550        104,481

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to existing shareholders without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,509 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) AFFILIATED ISSUERS: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended February 28, 2002:


                                                                   Shares
                                     ------------------------------------------- ----------------
                                      Beginning                                            End of        Dividend           Market
Name of issuer                        of Period         Purchases        Sales             Period        Income($)        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Integrated Silicon
     Solution                         1,375,000           225,000           --          1,600,000            --         16,656,000

MagneTek                              1,242,500           100,000           --          1,342,500            --         14,364,750

Meridian Resources                    2,670,000           191,000           --          2,861,000            --          9,813,230

                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, the fund was charged $1,593,967 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $134,902 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $46,202 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(E) During the period ended February 28, 2002, the fund incurred total brokerage commissions of $356,153, of which $9,000 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002:

                                      Purchases ($)          Sales ($)
--------------------------------------------------------------------------------

Unaffiliated issuers                    168,691,323       135,636,234

Affiliated issuers                        3,744,138                 --

     TOTAL                              172,435,461       135,636,234

At February 28, 2002, accumulated net unrealized appreciation on investments was $46,402,946, consisting of $208,522,152 gross unrealized appreciation and $162,119,206 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                   For More Information

                        Dreyfus Emerging Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  259SA0202



================================================================================




      Dreyfus
      Premier Future
      Leaders Fund



      SEMIANNUAL REPORT February 28, 2002



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Future Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We  are  pleased  to  present  this semiannual report for Dreyfus Premier Future
Leaders Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Hilary Woods and Paul Kandel.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund produced a total return of 1.09% for Class A shares, 0.69% for Class B shares, 0.69% for Class C shares, 1.29% for Class R shares and 0.89% for Class T shares.(1) The fund's benchmark, the Russell 2000 Index, produced a total return of 0.85% over the same period.(2)

We  attribute  the  fund's  reasonably  good  relative   performance  during  an
exceptionally volatile reporting period to good individual stock selections among a variety of industry groups, including producer durables, machinery and processing, and utilities.

What is the fund's investment approach?

The fund seeks capital growth by investing in companies we believe are future leaders: small companies characterized by new innovative products, services or processes having the potential to enhance earnings or revenue growth. The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. However, since the fund may continue to hold its securities as their market capitalizations grow, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time.

In choosing stocks, the fund uses a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in major product lines, sustained achievement records and strong financial condition. We also seek special situations, such as corporate restructurings or management changes, that could increase the stock price.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

U.S. stocks experienced high levels of volatility throughout the reporting period as a series of shocks undermined the positive impact of an improving economy. First, the September 11 terrorist attacks drove stock prices sharply lower. The market proved resilient, however, recovering virtually all the ground it lost in the immediate aftermath of the attacks by mid-October and continuing to rise through November. However, in December, accounting scandals and the well-publicized bankruptcies of a small number of prominent companies raised concerns regarding the economy' s health and the accuracy of financial statements. As a result, most stock prices declined again in January and February 2002.

In this volatile environment, no single industry provided sustained market leadership. Advancing stocks tended to be scattered across a number of areas, depending on the quarterly performance of specific companies. The fund achieved its best performance within the producer durables group, where we focused on defensive-related stocks such as DRS Technologies and United Defense Industries. The fund also scored above-average returns among utilities, where additions to the portfolio late in the reporting period benefited from firming natural gas prices. In addition, materials and processing stocks performed relatively well, as company-specific events boosted returns. A notable performer for the fund was Crown Cork & Seal, a packager whose fundamentals turned as the company accelerated its financial leveraging.

On the other hand, performance suffered relative to the benchmark, primarily because of disappointments in industry groups such as technology, consumer stocks and financials. Although the fund held a few relatively strong-performing technology stocks, losses among semiconductor stocks, such as TranSwitch and Cirrus Logic, detracted from returns. Among consumer-related stocks, the fund's holdings were weaker than the benchmark due to lower than expected earnings at a small number of companies such as SmartForce. Finally, although the fund showed modest advances among its financial holdings, those gains failed to match the benchmark' s, principally because of company-specific earnings disappointment in one of the fund' s larger holdings, Annuity and Life Re Holdings.

What is the fund's current strategy?

In light of bottoming interest rates and declining levels of consumer confidence, the fund held a smaller percentage of financial and consumer-related stocks than its benchmark as of the end of the reporting period. Conversely, the fund held relatively large positions in energy, where stock prices in well-positioned companies had declined to attractive levels; in health care, where steady performers remain attractively valued; and in materials and processing, where we believed industry fundamentals were likely to benefit from improvements in the global economy. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



COMMON STOCKS--97.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.6%

Henry Schein                                                                                     41,000  (a)           1,763,410

Ritchie Brothers Auctioneers                                                                     63,000  (a)           1,764,630

                                                                                                                       3,528,040

CONSUMER DURABLES--1.6%

Callaway Golf                                                                                   115,000                2,140,150

CONSUMER NON-DURABLES--1.2%

Cott                                                                                             88,500  (a)           1,591,230

CONSUMER SERVICES--7.3%

Career Education                                                                                 52,500  (a)           1,941,975

Education Management                                                                             47,500  (a)           1,880,050

Emmis Communications, Cl. A                                                                      86,000  (a)           2,306,520

Entercom Communications                                                                          40,000  (a)           2,048,400

Station Casinos                                                                                 127,500  (a)           1,707,225

                                                                                                                       9,884,170

ELECTRONIC TECHNOLOGY--7.1%

Advanced Fibre Communications                                                                   120,000  (a)           1,950,000

Cirrus Logic                                                                                    107,500  (a)           1,658,725

Cognex                                                                                           70,000  (a)           1,617,700

Elantec Semiconductor                                                                            40,000  (a)           1,224,800

Loral Space & Communications                                                                    735,000  (a)           1,462,650

Plexus                                                                                           77,500  (a)           1,667,025

                                                                                                                       9,580,900

ENERGY MINERALS--2.4%

Cabot Oil & Gas, Cl. A                                                                           85,000                1,708,500

XTO Energy                                                                                       85,000                1,601,400

                                                                                                                       3,309,900

FINANCE--13.3%

Annuity and Life Re Holdings                                                                    125,000                2,072,500

Bank United (CPR)                                                                                 2,500  (a)                 325

Commerce Bancorp                                                                                 37,500                1,560,000

First Midwest Bancorp                                                                            65,000                1,862,250

Horace Mann Educators                                                                            92,500                2,084,950

Max Re Capital                                                                                  130,000                2,063,100

New York Community Bancorp                                                                       68,500                2,009,790

Protective Life                                                                                  65,000                2,018,900

Texas Regional Bancshares, Cl. A                                                                 40,000                1,579,200

Ventas                                                                                          100,000                1,269,000


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Westamerica Bancorporation                                                                       35,000                1,439,550

                                                                                                                      17,959,565

HEALTH SERVICES--4.3%

Humana                                                                                          140,000  (a)           1,834,000

PSS World Medical                                                                               230,000  (a)           2,058,500

Renal Care Group                                                                                 62,500  (a)           1,918,750

                                                                                                                       5,811,250

HEALTH TECHNOLOGY--6.2%

Alpharma, Cl. A                                                                                  65,000                1,326,650

Axcan Pharma                                                                                    120,000  (a)           1,461,600

SICOR                                                                                           115,000  (a)           1,840,000

STERIS                                                                                          100,000  (a)           2,052,000

United Surgical Partners International                                                           90,000  (a)           1,658,700

                                                                                                                       8,338,950

INDUSTRIAL SERVICES--7.0%

Grant Prideco                                                                                   150,000  (a)           1,876,500

Hanover Compressor                                                                              140,000  (a)           2,457,000

McDermott International                                                                         150,000  (a)           2,148,000

Rowan Cos.                                                                                       57,500  (a)           1,072,375

Tetra Tech                                                                                      110,000  (a)           1,980,000

                                                                                                                       9,533,875

NON-ENERGY MINERALS--2.5%

Agnico-Eagle Mines                                                                              165,000                1,999,800

Century Aluminum                                                                                120,000                1,336,800

                                                                                                                       3,336,600

PROCESS INDUSTRIES--9.4%

Cabot                                                                                            55,500                1,813,740

Casella Waste Systems, Cl.A                                                                      90,000  (a)           1,129,500

Crown Cork & Seal                                                                               625,000  (a)           3,581,250

Georgia Gulf                                                                                     95,000                2,280,950

Ivex Packaging                                                                                  105,000  (a)           2,308,950

Pope & Talbot                                                                                   105,000                1,575,000

                                                                                                                      12,689,390

PRODUCER MANUFACTURING--5.9%

CIRCOR International                                                                             78,500                1,460,100

MagneTek                                                                                        157,500  (a)           1,685,250

Power-One                                                                                       150,000  (a)           1,054,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Superior Industries International                                                                37,500                1,687,500

United Defense Industries                                                                        78,500  (a)           2,150,900

                                                                                                                       8,038,250

RETAIL TRADE--5.8%

bebe stores                                                                                      87,500  (a)           1,986,250

Chico's FAS                                                                                      70,500  (a)           2,385,720

Genesco                                                                                          77,500  (a)           1,904,950

99 Cents Only Stores                                                                             47,500  (a)           1,619,750

                                                                                                                       7,896,670

TECHNOLOGY SERVICES--14.2%

F5 Networks                                                                                      92,500  (a)           2,021,125

Global Payments                                                                                  52,500                1,604,925

Informatica                                                                                     162,500  (a)           1,477,125

Integrated Circuit Systems                                                                       95,000  (a)           1,758,450

J.D. Edwards & Co.                                                                              120,000  (a)           1,758,000

Legato Systems                                                                                  145,000  (a)           1,399,250

LifePoint Hospitals                                                                              50,000  (a)           1,642,000

NDCHealth                                                                                        57,500                1,957,300

NetIQ                                                                                            61,000  (a)           1,323,700

Network Associates                                                                               78,500  (a)           1,862,020

RSA Security                                                                                    150,000  (a)           1,428,000

SmartForce, ADR                                                                                  75,000  (a)           1,031,250

                                                                                                                      19,263,145

TRANSPORTATION--2.6%

Forward Air                                                                                      46,000  (a)           1,293,980

Frontline                                                                                       205,000                2,296,000

                                                                                                                       3,589,980

UTILITIES--4.0%

Black Hills                                                                                      35,000                  968,800

Kinder Morgan Management                                                                         42,622  (a)           1,259,895

Vectren                                                                                          52,500                1,312,500

Western Gas Resources                                                                            60,000                1,923,600

                                                                                                                       5,464,795

TOTAL COMMON STOCKS

   (cost $122,739,978)                                                                                               131,956,860


                                                                                              Principal
SHORT-TERM INVESTMENTS--7.8%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.66%, 3/7/2002                                                                              360,000                  359,963

   1.69%, 3/14/2002                                                                           4,999,000                4,997,875

   1.70%, 3/21/2002                                                                           2,701,000                2,698,434

   1.72%, 3/28/2002                                                                           2,614,000                2,611,789

TOTAL SHORT-TERM INVESTMENTS

   (cost $10,664,930)                                                                                                 10,668,061
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $133,404,908)                                                              105.2%             142,624,921

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (5.2%)             (7,104,176)

NET ASSETS                                                                                        100.0%             135,520,745

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         133,404,908   142,624,921

Cash                                                                  711,716

Receivable for investment securities sold                             844,931

Receivable for shares of Common Stock subscribed                      732,965

Dividends receivable                                                   70,284

Prepaid expenses                                                       27,522

                                                                  145,012,339
------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         141,929

Payable for investment securities purchased                         9,209,288

Payable for shares of Common Stock redeemed                           116,691

Accrued expenses                                                       23,686

                                                                    9,491,594
------------------------------------------------------------------------------

NET ASSETS ($)                                                    135,520,745
------------------------------------------------------------------------------

COMPOSITON OF NET ASSETS ($):

Paid-in capital                                                   135,924,701

Accumulated investment (loss)                                        (324,587)

Accumulated net realized gain (loss) on investments                (9,299,382)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    9,220,013
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    135,520,745

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       29,002,681           27,551,654           10,138,844           68,358,823              468,743

Shares Outstanding                    1,958,895            1,884,336              692,827            4,593,609               31,751
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          14.81                14.62                14.63                14.88                14.76

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         335,436

Interest                                                                84,871

TOTAL INCOME                                                           420,307

EXPENSES:

Management fee--Note 3(a)                                              451,722

Shareholder servicing costs--Note 3(c)                                 108,686

Distribution fees--Note 3(b)                                           105,734

Registration fees                                                       35,978

Professional fees                                                       21,746

Prospectus and shareholders' reports                                     9,062

Custodian fees--Note 3(c)                                                8,708

Directors' fees and expenses--Note 3(d)                                  1,080

Loan commitment fees--Note 2                                               692

Miscellaneous                                                            1,486

TOTAL EXPENSES                                                         744,894

INVESTMENT (LOSS)                                                     (324,587)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (5,159,359)

Net unrealized appreciation (depreciation) on investments            6,438,251

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,278,892

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   954,305

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002            Year Ended
                                               (Unaudited)      August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (324,587)            (191,542)

Net realized gain (loss) on investments        (5,159,359)          (4,024,375)

Net unrealized appreciation (depreciation)
   on investments                               6,438,251            2,154,343

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      954,305           (2,061,574)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 17,273,265           17,495,692

Class B shares                                 11,840,689           17,289,109

Class C shares                                  6,015,023            4,129,758

Class R shares                                 26,587,247           47,256,606

Class T shares                                    209,369              224,368

Cost of shares redeemed:

Class A shares                                 (5,166,980)          (1,956,507)

Class B shares                                 (1,311,036)          (1,053,789)

Class C shares                                   (391,982)            (580,806)

Class R shares                                 (4,535,643)          (1,136,100)

Class T shares                                    (31,612)            (371,750)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             50,488,340           81,296,581

TOTAL INCREASE (DECREASE) IN NET ASSETS        51,442,645           79,235,007
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            84,078,100            4,843,093

END OF PERIOD                                 135,520,745           84,078,100

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                        February 28, 2002            Year Ended
                                               (Unaudited)      August 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                    1,188,784             1,186,352

Shares redeemed                                 (348,249)             (129,233)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    840,535             1,057,119
-------------------------------------------------------------------------------

CLASS B

Shares sold                                      831,897             1,160,507

Shares redeemed                                  (94,407)              (73,231)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    737,490             1,087,276
-------------------------------------------------------------------------------

CLASS C

Shares sold                                      421,608               276,564

Shares redeemed                                  (28,334)              (41,437)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    393,274               235,127
-------------------------------------------------------------------------------

CLASS R

Shares sold                                    1,747,551             3,116,126

Shares redeemed                                 (312,549)              (78,621)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  1,435,002             3,037,505
-------------------------------------------------------------------------------

CLASS T

Shares sold                                       14,392                14,682

Shares redeemed                                   (2,419)              (26,904)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     11,973               (12,222)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                       Six Months Ended
                                                                      February 28, 2002              Year Ended August 31,
                                                                                                 -------------------------
CLASS A SHARES                                                               (Unaudited)            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                              14.65            14.32            12.50

Investment Operations:

Investment (loss)                                                                  (.04)(b)         (.01)(b)         (.00)(b,c)

Net realized and unrealized gain (loss)
   on investments                                                                   .20              .34             1.82

Total from Investment Operations                                                    .16              .33             1.82

Net asset value, end of period                                                    14.81            14.65            14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                1.09(e)          2.30            14.56(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             .72(e)          1.63              .30(e)

Ratio of investment (loss)
   to average net assets                                                           (.30)(e)         (.70)            (.03)(e)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                           --              .20             1.12(e)

Portfolio Turnover Rate                                                           49.81(e)        247.87            47.50(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            29,003           16,379              877

(A)  FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                       Six Months Ended
                                                                      February 28, 2002               Year Ended August 31,
                                                                                                   ------------------- -----
CLASS B SHARES                                                               (Unaudited)            2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                              14.52            14.30             12.50

Investment Operations:

Investment (loss)                                                                  (.10)(b)         (.02)(b)          (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                                                   .20              .24              1.82

Total from Investment Operations                                                    .10              .22              1.80

Net asset value, end of period                                                    14.62            14.52             14.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                 .69(d)          1.54             14.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                            1.09(d)          2.37               .43(d)

Ratio of investment (loss)
   to average net assets                                                           (.68)(d)        (1.41)             (.16)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                           --              .21              1.13(d)

Portfolio Turnover Rate                                                           49.81(d)        247.87             47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            27,552           16,648               852

(A)  FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       Six Months Ended
                                                                      February 28, 2002              Year Ended August 31,
                                                                                                   ----------------------
CLASS C SHARES                                                               (Unaudited)            2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                              14.53            14.30           12.50

Investment Operations:

Investment (loss)                                                                  (.10)(b)         (.02)(b)        (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                                                   .20              .25            1.82

Total from Investment Operations                                                    .10              .23            1.80

Net asset value, end of period                                                    14.63            14.53           14.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                 .69(d)          1.61           14.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                            1.09(d)          2.37             .43(d)

Ratio of investment (loss)
   to average net assets                                                           (.68)(d)        (1.41)           (.16)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                           --              .32            1.21(d)

Portfolio Turnover Rate                                                           49.81(d)        247.87           47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            10,139            4,353             922

(A)  FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                       Six Months Ended
                                                                       February 28, 2002             Year Ended August 31,
                                                                                                  ----------------------
CLASS R SHARES                                                               (Unaudited)           2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                              14.69           14.32            12.50

Investment Operations:

Investment income (loss)--net                                                      (.02)(b)        (.00)(b,c)        .00(b,c)

Net realized and unrealized gain (loss)
   on investments                                                                   .21             .37             1.82

Total from Investment Operations                                                    .19             .37             1.82

Net asset value, end of period                                                    14.88           14.69            14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                   1.29(d)         2.58            14.56(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             .54(d)         1.26              .26(d)

Ratio of net investment income (loss)
   to average net assets                                                           (.13)(d)        (.21)             .02(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                           --             .10              .62(d)

Portfolio Turnover Rate                                                           49.81(d)       247.87            47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            68,359          46,409            1,734

(A)  FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       Six Months Ended
                                                                      February 28, 2002                Year Ended August 31,
                                                                                                     ----------------------
CLASS T SHARES                                                               (Unaudited)               2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               14.63              14.32          12.50

Investment Operations:

Investment (loss)                                                                   (.06)(b)           (.01)(b)       (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                                                    .19                .32           1.83

Total from Investment Operations                                                     .13                .31           1.82

Net asset value, end of period                                                     14.76              14.63          14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  .89(d)            2.16          14.56(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .88(d)            1.86            .35(d)

Ratio of investment (loss)
   to average net assets                                                            (.45)(d)           (.90)          (.05)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                            --                .67           1.12(d)

Portfolio Turnover Rate                                                            49.81(d)          247.87          47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                469                289            458

(A)  FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") is the distributor of the fund's shares.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2002, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 5,096 shares of Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $991 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $162,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2-Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $55,918 during, the period ended February 28, 2002 from commissions earned on sales of fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2002, Class B, Class C and Class T shares were charged $79,187, $26,152 and $395 respectively, pursuant to the Plan.

(C) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, Class A, Class B, Class C and Class T shares were charged $26,396, $26,396, $8,717 and $395, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $23,967 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $8,708 pursuant to the custody agreement.


(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $106,094,269 and $47,940,781, respectively.

At February 28, 2002, accumulated net unrealized appreciation on investments was
$9,220,013,   consisting   of  $16,014,767  gross  unrealized  appreciation  and
$6,794,754 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

              For More Information

                        Dreyfus Premier Future Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  522SA0202



================================================================================





      Dreyfus
      International
      Value Fund



      SEMIANNUAL REPORT February 28, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       International Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Value Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did Dreyfus International Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, Dreyfus International Value Fund produced a total return of -4.72%.(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of -8.33% for the same period.(2)

We attribute the fund's absolute performance to general weakness among the world' s stock markets both before and after the September 11 terrorist attacks. While the markets later rebounded, it was not enough to offset earlier declines. However, we are pleased that the fund outperformed its benchmark, primarily by focusing on inexpensive stocks with relatively high levels of profitability

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund' s investment approach is value oriented and research driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*BUSINESS   MOMENTUM,   or  the  presence  of  a  catalyst  (such  as  corporate
restructuring, management changes or positive earnings surprise) that can potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals and declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

The global stock markets began the reporting period on a negative note, primarily because of concerns about the U.S. economic slowdown. Following the September 11 terrorist attacks, international equity markets sold off sharply. While the U.S. stock market bounced back quickly, regaining most of its losses in the weeks immediately following the attacks, worldwide equity markets rebounded at a slower pace. In addition, performance was hindered by the strength of the U.S. dollar relative to the Japanese yen and, to a lesser extent, the euro.

In this volatile environment, the fund produced better returns than its benchmark by focusing on stocks with better than average earnings prospects, solid balance sheets and stock prices that were inexpensive relative to their industries or countries. The result was a heavier emphasis on stocks within the better performing consumer and industrial sectors and a lighter emphasis on the lagging telecommunications and technology groups. The fund also received attractive returns from its holdings of stocks in emerging market countries. Although they are limited to approximately 5% of the fund's total assets, investments in countries such as Brazil, South Korea, Mexico, the Philippines and Taiwan contributed positively to performance.

Within the developed country markets, Japan and the United Kingdom were the fund' s two largest areas of investment. That's primarily because they also have
the    greatest    representation    in    the    MSCI
EAFE Index. However, we have concerns regarding both countries, and we limited the fund' s exposure there. In our view, the Japanese economy is one of the weakest in the world, due in large part to the country's troubled banking system. In the U.K., we believed stock prices became overpriced relative to the country' s sluggish economic growth rate. We preferred instead to create a more diversified portfolio with stocks from smaller markets throughout continental Europe.

What is the fund's current strategy?

Although we remain concerned about the Japanese economy, we believe that Japan's stock market currently offers some attractively valued investment opportunities. Accordingly, we are prepared to increase our Japanese holdings, but not until we see signs of better economic conditions.

In the meantime, we have continued to manage the risks of volatile international stock markets by maintaining a well-diversified portfolio with country allocations that are, for the most part, very similar to those of the MSCI EAFE Index. As of the end of the reporting period, the MSCI EAFE Index and the fund were most heavily invested in Japan, the U.K., the Netherlands, France, Germany and Switzerland. Of course, we are prepared to change our strategies and the fund's allocations as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. PLEASE READ THE PROSPECTUS FOR FURTHER DISCUSSION OF THESE RISKS

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund

STATEMENT OF INVESTMENTS



February 28, 2002 (Unaudited)

COMMON STOCKS--94.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.4%

National Australia Bank                                                                         246,819                4,566,115

Santos                                                                                          920,420                2,883,136

                                                                                                                       7,449,251

BELGIUM--2.8%

Dexia                                                                                           264,440                3,979,650

Dexia (Strip VVPR)                                                                              182,980  (a)               1,590

Fortis                                                                                          209,523                4,669,942

                                                                                                                       8,651,182

BRAZIL--1.0%

Petroleo Brasileiro, ADR                                                                         27,000                  661,500

Petroleo Brasileiro, ADR (PFD Block)                                                             54,815                1,311,723

Tele Norte Leste, ADR                                                                                 2                       30

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                    34,867                1,295,309

                                                                                                                       3,268,562

FINLAND--1.2%

Kesko, Cl. B                                                                                    169,966                1,535,908

Sampo, Cl. A                                                                                    280,650                2,187,395

                                                                                                                       3,723,303

FRANCE--7.1%

Air France                                                                                      103,095                1,684,090

Alstom                                                                                           66,875                  803,629

Assurances Generales de France                                                                   56,059                2,674,161

BNP Paribas                                                                                      73,800                3,594,196

Compagnie de Saint-Gobain                                                                        12,076                1,883,464

Compagnie Generale des Etablissements Michelin, Cl. B                                            87,002                3,318,666

Schneider Electric                                                                               42,040                2,118,656

TotalFinaElf                                                                                      4,250                  627,411

TotalFinaElf, ADR                                                                                74,114                5,451,085

                                                                                                                      22,155,358

GERMANY--7.8%

Bayer                                                                                           133,119                4,244,983

Bayerische Hypo- und Vereinsbank                                                                 77,071                2,350,541

Commerzbank                                                                                     254,830                4,229,156

Deutsche Lufthansa                                                                              127,523                1,977,865

Deutsche Post                                                                                   259,104                3,354,518

E.On                                                                                             92,547                4,551,437


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Software                                                                                         42,960                1,142,235

Volkswagen                                                                                       57,939                2,763,842

                                                                                                                      24,614,577

GREECE--1.0%

Hellenic Telecommunications Organization, ADR                                                   411,778                3,092,453

HONG KONG--1.3%

MTR                                                                                           1,353,900                1,840,081

Swire Pacific, Cl. A                                                                            421,000                2,288,718

                                                                                                                       4,128,799

INDIA--.0%

Videsh Sanchar Nigam, ADR                                                                             1                        7

IRELAND--1.9%

Bank of Ireland                                                                                 501,995                4,885,255

Elan, ADR                                                                                        79,350  (a)           1,118,835

                                                                                                                       6,004,090

ITALY--5.6%

Banca Popolare di Bergamo-Credito Varesino                                                      168,461                2,902,631

ENI                                                                                             336,435                4,645,390

Finmeccanica                                                                                  4,148,130  (a)           3,277,399

Sanpaolo IMI                                                                                    173,263                1,767,436

Telecom Italia                                                                                  926,212                4,825,495

                                                                                                                      17,418,351

JAPAN--17.6%

AIFUL                                                                                            39,750                1,986,905

CANON                                                                                           147,000                5,158,860

Credit Saison                                                                                   236,100                4,566,885

FUJI MACHINE MANUFACTURING                                                                       96,400                1,471,535

HONDA MOTOR                                                                                      92,000                3,683,029

KONAMI                                                                                           46,300                  857,472

LAWSON                                                                                           52,400                1,282,161

MABUCHI MOTOR                                                                                    42,300                3,896,386

MINEBEA                                                                                         419,000                2,404,766

MURATA MANUFACTURING                                                                             11,500                  715,953

Matsumotokiyoshi                                                                                 83,000                2,670,608

NISSAN MOTOR                                                                                    559,200                3,652,960

Nippon Express                                                                                  875,000                3,110,034

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Nishimatsu Construction                                                                         287,000                  762,384

RINNAI                                                                                          170,100                3,201,149

SHOHKOH FUND & CO.                                                                               16,200                1,351,616

Seventy-Seven Bank                                                                              380,000                1,424,573

Shin-Etsu Chemical                                                                               80,000                3,041,006

Sumitomo Bakelite                                                                               293,500                1,822,845

TDK                                                                                              35,000                1,592,338

Takeda Chemical Industries                                                                       84,000                3,413,050

Yamaha Motor                                                                                    286,000                1,647,860

Yamanouchi Pharmaceutical                                                                        61,000                1,593,011

                                                                                                                      55,307,386

LUXEMBOURG--.7%

Arcelor                                                                                         168,643                2,322,562

MEXICO--.7%

Kimberly-Clark de Mexico                                                                        203,200                  625,649

Telefonos de Mexico, ADR                                                                         39,581                1,515,557

                                                                                                                       2,141,206

NETHERLANDS--6.7%

ABN AMRO                                                                                        290,542                5,081,858

Akzo Nobel                                                                                       47,230                2,092,945

Buhrmann                                                                                        181,817                2,109,044

Hunter Douglas                                                                                   76,994                2,241,153

Koninklijke (Royal) Philips Electronics, ADR                                                    115,200                2,990,592

Stork                                                                                           153,033                1,440,069

Vedior                                                                                          197,790                2,234,176

Wolters Kluwer                                                                                  131,090                2,836,212

                                                                                                                      21,026,049

NEW ZEALAND--.4%

Telecom Corporation of New Zealand                                                              641,736                1,372,044

NORWAY--.6%

Statoil                                                                                         255,460                1,857,503

PHILIPPINES--.4%

Manila Electric, Cl. B                                                                        1,317,480  (a)           1,233,932

PORTUGAL--1.6%

EDP                                                                                           1,229,790                2,382,899

Portugal Telecom                                                                                387,192  (a)           2,741,914

                                                                                                                       5,124,813


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

SINGAPORE--2.1%

Creative Technology                                                                             150,500                1,736,770

DBS                                                                                             646,000                4,762,191

                                                                                                                       6,498,961

SOUTH KOREA--1.0%

Korea Electric Power, ADR                                                                       179,994                1,661,345

Pohang Iron & Steel, ADR                                                                         49,210                1,364,101

                                                                                                                       3,025,446

SPAIN--3.0%

Endesa                                                                                          365,984                5,514,181

Repsol YPF, ADR                                                                                 328,658                4,022,774

                                                                                                                       9,536,955

SWEDEN--1.6%

Autoliv                                                                                         120,878                2,924,571

Investor, Cl. B                                                                                 207,544                2,237,258

                                                                                                                       5,161,829

SWITZERLAND--5.8%

Barry Callebaut                                                                                  17,528                1,639,023

Clariant                                                                                        159,120                3,186,712

Novartis                                                                                        105,000                4,004,683

Roche                                                                                            50,710                3,576,911

UBS                                                                                              74,080                3,440,660

Zurich Financial Services                                                                        11,510                2,233,931

                                                                                                                      18,081,920

TAIWAN--.3%

United Microelectronics, ADR                                                                     96,700  (a)             817,115

UNITED KINGDOM--20.1%

Allied Domecq                                                                                   760,100                4,329,482

BAE SYSTEMS                                                                                   1,008,396                4,543,572

BOC                                                                                             297,123                4,390,963

Barclays                                                                                        169,485                4,982,973

Bunzl                                                                                           704,903                5,023,849

Cadbury Schweppes                                                                               430,630                2,934,868

Diageo                                                                                          390,035                4,642,181

Enterprise Oil                                                                                  462,780                4,065,420

GlaxoSmithline                                                                                   68,850                1,681,823

Morgan Crucible                                                                               1,048,184                2,450,534

Old Mutual                                                                                    1,115,000                1,485,053

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Rexam                                                                                           782,263                4,838,116

Rio Tinto                                                                                       190,342                3,835,071

Royal & Sun Alliance Insurance                                                                  917,964                3,394,731

Scottish & Southern Energy                                                                      320,714                2,885,565

Unilever                                                                                        515,585                4,280,920

Wolseley                                                                                        367,347                3,107,349

                                                                                                                      62,872,470

TOTAL COMMON STOCKS

   (cost $324,708,681)                                                                                               296,886,124
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.1%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Hugo Boss

   (cost $317,312 )                                                                              15,000                  318,018
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.4%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.65%, 3/7/2002                                                                            1,402,000                1,401,562

   1.69%, 3/14/2002                                                                           2,904,000                2,902,185

   1.70%, 3/21/2002                                                                           6,408,000                6,404,165

TOTAL SHORT-TERM INVESTMENTS

   (cost $10,705,778 )                                                                                                10,707,912
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $335,731,771 )                                                             98.2%             307,912,054

CASH AND RECEIVABLES (NET)                                                                          1.8%               5,507,771

NET ASSETS                                                                                        100.0%             313,419,825

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          335,731,771   307,912,054

Cash                                                                    24,419

Cash denominated in foreign currencies                 6,720,073     6,718,137

Dividends receivable                                                   981,522

Receivable for investment securities sold                              973,950

Receivable for shares of Common Stock subscribed                        51,855

Prepaid expenses                                                        11,196

                                                                   316,673,133
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          307,143

Payable for shares of Common Stock redeemed                          1,891,924

Payable for investment securities purchased                            884,627

Accrued expenses                                                       169,614

                                                                     3,253,308
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     313,419,825
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    353,299,417

Accumulated undistributed investment income--net                     1,232,669

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                (13,266,057)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                 (27,846,204)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     313,419,825
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)     22,865,877

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)  13.71

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $216,925 foreign taxes withheld at source)    2,493,496

Interest                                                               111,816

TOTAL INCOME                                                         2,605,312

EXPENSES:

Management fee--Note 3(a)                                            1,500,862

Shareholder servicing costs--Note 3(b)                                 427,363

Custodian fees                                                         127,606

Registration fees                                                       13,587

Prospectus and shareholders' reports                                    11,195

Professional fees                                                        8,488

Directors' fees and expenses--Note 3(c)                                  4,923

Loan commitment fees--Note 2                                             2,850

Miscellaneous                                                            5,825

TOTAL EXPENSES                                                       2,102,699

INVESTMENT INCOME--NET                                                 502,613
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (6,113,219)

Net realized gain (loss) on forward currency exchange contracts         56,987

NET REALIZED GAIN (LOSS)                                            (6,056,232)

Net unrealized appreciation (depreciation) on investments
  and foreign curreny transactions                                  (8,917,087)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (14,973,319)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (14,470,706)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002         Year Ended
                                               (Unaudited)   August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            502,613          2,915,517

Net realized gain (loss) on investments        (6,056,232)        (1,086,623)

Net unrealized appreciation (depreciation)
   on investments                              (8,917,087)       (30,690,585)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (14,470,706)       (28,861,691)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (2,628,279)        (2,532,413)

Net realized gain on investments               (3,798,857)       (23,479,060)

TOTAL DIVIDENDS                                (6,427,136)       (26,011,473)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 190,771,375        415,539,603

Dividends reinvested                            4,371,658         18,390,242

Cost of shares redeemed                      (188,303,323)      (448,364,325)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              6,839,710        (14,434,480)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (14,058,132)       (69,307,644)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           327,477,957        396,785,601

END OF PERIOD                                 313,419,825        327,477,957

Undistributed investment income--net            1,232,669          3,358,335
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    14,119,724         26,712,249

Shares issued for dividends reinvested            324,307          1,170,835

Shares redeemed                               (13,855,459)       (28,656,460)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     588,572           (773,376)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         February 28, 2002                                Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                (Unaudited)        2001          2000            1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.70        17.21         17.52           14.50          15.05         13.23

Investment Operations:

Investment income--net                                 .02(a)       .13(a)        .15(a)          .16(a)         .13           .07

Net realized and unrealized
   gain (loss) on investments                         (.72)       (1.47)          .44            3.76           (.20)         1.98

Total from Investment Operations                      (.70)       (1.34)          .59            3.92           (.07)         2.05

Distributions:

Dividends from investment
   income--net                                        (.12)        (.11)         (.11)           (.15)          (.08)         (.10)

Dividends from net realized
   gain on investments                                (.17)       (1.06)         (.79)           (.75)          (.40)         (.13)

Total Distributions                                   (.29)       (1.17)         (.90)           (.90)          (.48)         (.23)

Net asset value, end of period                       13.71        14.70         17.21           17.52          14.50         15.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (4.72)(b)    (8.22)         3.48           28.19           (.62)        15.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .69(b)      1.39          1.40            1.40           1.44          1.49

Ratio of net investment income
   to average net assets                               .17(b)       .84           .88            1.00           1.17          1.09

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                              --           --            --              --             --           .03

Portfolio Turnover Rate                              15.35(b)     30.70         37.64           30.68          34.46         25.35
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     313,420      327,478       396,786         260,667        162,707        96,896

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus International Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, the fund was charged $375,215 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $32,839 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 2002, amounted to $47,599,899 and $44,688,323, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At February 28, 2002, the fund did not have any open forward currency exchange contracts.

At February 28, 2002, accumulated net unrealized depreciation on investments was
$27,819,717,   consisting  of  $26,423,823  gross  unrealized  appreciation  and
$54,243,540 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                     For More Information

                        Dreyfus International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
 to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  254SA0202



================================================================================




      Dreyfus
      Large Company
      Value Fund



      SEMIANNUAL REPORT February 28, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Securities Sold Short

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Large Company Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Large Company Value Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Large Company Value Fund perform relative to its benchmark?

For the six-month period that ended February 28, 2002, the fund produced a total return of -1.59%.(1) This compares with the performance of the fund's benchmark, the Russell 1000 Value Index (the "Index"), which produced a total return of -0.79% for the same period. (2)

We attribute the fund's absolute and relative performance to an exceptionally volatile environment in which encouraging economic data was overshadowed by the September 11 terrorist attacks and the impact of the Enron accounting scandal and bankruptcy. The fund produced slightly weaker results than the Index primarily because of the disappointing performance of a small number of capital goods holdings.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it invests at least 80% of its total assets in large companies. The fund's stock investments may include common stocks, preferred stocks, and convertible securities of both U.S. and foreign issuers, including those issued in initial public offerings. We focus on a broad universe of stocks, looking for what we believe are attractive
individual    investment    opportunities.

By examining a variety of factors, including financial stability, competitive position and the impact of management or organizational change, we seek to identify investment candidates we believe are well positioned to prosper. We invest when a company' s stock appears reasonably priced in relation to its prospects. We typically sell a stock when the reasons for buying it no longer apply.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Few investment areas performed consistently well in the volatile market environment that prevailed during the reporting period. Winners and losers were scattered among a wide range of industry groups, creating an environment in which the performance of entire portfolios depended on the rise or fall of a few specific holdings.

For example, although most stocks rebounded from the September 11 terrorist attacks by mid-October, aviation stocks were harder hit than most because of losses suffered by the airlines in the immediate aftermath of the attacks. One of the fund' s relatively large holdings, Boeing, suffered particularly steep losses, thereby undermining the fund's overall performance. Another significant capital goods portfolio holding, Tyco International, fell sharply in January 2002 under pressure from liquidity and accounting concerns in the wake of the Enron collapse. Although the fund also held some of the market's better performing capital goods stocks, such as Minnesota Mining & Manufacturing, the fund' s disappointments caused it to perform worse than its benchmark in the capital goods area.

Aside from these specific losses and a few minor disappointments in the basic materials and utilities groups, the fund generally performed well, matching or outperforming the benchmark in most other areas. The fund achieved its best relative results in communications services, avoiding stocks of long-distance providers beset by excess capacity and weak pricing power. Among consumer cyclicals, the fund realized strongly positive returns from a variety of discounters and major department stores such as Sears, Roebuck & Co., Target and Costco Wholesale. Finally, in the energy sector the fund benefited from its avoidance of Enron while generating good results from investments in a small number of oil and gas exploration companies such as Anadarko Petroleum, and integrated oil companies such as Exxon Mobil.


What is the fund's current strategy?

In early 2002, we saw what we believe are clear signs that the U.S. economy was emerging from recession. Accordingly, as of the end of the reporting period we have focused on investment areas that we believe can benefit from a gradual return to economic growth. Specifically, we have emphasized consumer cyclical companies in an effort to take advantage of consistently strong levels of consumer spending. We have also added to the fund's health care holdings in order to take advantage of what we think are attractive valuations in companies with strong growth prospects. We have reduced the fund's exposure to financial stocks that could be hurt by a move toward rising interest rates and we have also generally reduced exposure to stocks in the capital goods, communications services and energy sectors. Of course, we continue to maintain the fund's composition relative to market conditions.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

February 28, 2002 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--92.1%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--7.2%

Bank of America                                                                                  31,000                1,982,450

Bank of New York                                                                                 22,000                  828,080

FleetBoston Financial                                                                            23,300                  777,754

PNC Financial Services Group                                                                      4,100                  225,254

Wells Fargo                                                                                      44,600                2,091,740

                                                                                                                       5,905,278

COMMERCIAL SERVICES--1.1%

Henry Schein                                                                                     11,000  (a)             473,110

McGraw-Hill Cos.                                                                                  6,900                  454,020

                                                                                                                         927,130

CONSUMER DURABLES--2.7%

Ford Motor                                                                                       29,400                  437,472

General Motors                                                                                   14,725                  780,131

Goodyear Tire & Rubber                                                                           17,100                  470,250

Newell Rubbermaid                                                                                17,900                  557,227

                                                                                                                       2,245,080

CONSUMER NON-DURABLES--9.4%

Coca-Cola                                                                                         8,700                  412,293

Gillette                                                                                         16,700                  570,973

Jones Apparel Group                                                                              12,500  (a)             445,750

Kimberly-Clark                                                                                    8,300                  519,580

Kraft Foods                                                                                      20,100                  785,910

Liz Claiborne                                                                                    22,800                  691,068

PepsiCo                                                                                           6,800                  343,400

Philip Morris Cos.                                                                               31,200                1,642,992

Procter & Gamble                                                                                 23,300                1,975,607

UST                                                                                              11,500                  400,890

                                                                                                                       7,788,463

CONSUMER SERVICES--3.7%

Carnival                                                                                         22,000                  600,380

Clear Channel Communications                                                                      5,100  (a)             237,762

Comcast, Cl. A                                                                                   13,100  (a)             443,697

Disney (Walt)                                                                                    29,500                  678,500

McDonald's                                                                                       21,100                  550,710


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Viacom, Cl. B                                                                                    12,000  (a)             558,600

                                                                                                                       3,069,649

ELECTRONIC TECHNOLOGY--4.4%

Compaq Computer                                                                                  44,100                  447,174

General Dynamics                                                                                  2,400                  218,112

Hewlett-Packard                                                                                  14,400                  289,728

International Business Machines                                                                   9,300                  912,516

LSI Logic                                                                                        14,000  (a)             209,860

Lam Research                                                                                      5,900  (a)             127,676

Micron Technology                                                                                22,600  (a)             726,590

Motorola                                                                                         26,600                  345,800

Raytheon                                                                                          9,000                  348,210

                                                                                                                       3,625,666

ENERGY MINERALS--7.6%

Anadarko Petroleum                                                                                8,600                  448,060

Conoco                                                                                           29,085                  804,491

Exxon Mobil                                                                                      97,442                4,024,355

Ocean Energy                                                                                     56,400                1,029,300

                                                                                                                       6,306,206

FINANCE--20.5%

Allstate                                                                                         30,800                1,078,616

American Express                                                                                 25,400                  925,830

American International Group                                                                     34,129                2,524,522

Bank One                                                                                         29,800                1,068,032

Citigroup                                                                                        81,207                3,674,617

Countrywide Credit                                                                               11,700                  480,285

Fannie Mae                                                                                        8,200                  641,650

Fifth Third Bancorp                                                                               6,200                  395,312

Freddie Mac                                                                                      18,700                1,191,938

GreenPoint Financial                                                                             39,700                1,746,800

Household International                                                                           7,000                  360,500

J.P. Morgan Chase & Co.                                                                          28,800                  842,400

KeyCorp                                                                                           9,100                  228,228

Morgan Stanley Dean Witter & Co.                                                                 17,400                  854,688

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

USA Education                                                                                    10,200                  946,050

                                                                                                                      16,959,468

HEALTH SERVICES--3.0%

HCA                                                                                              19,100                  777,943

HEALTHSOUTH                                                                                      36,000  (a)             428,760

Humana                                                                                           22,000  (a)             288,200

WellPoint Health Networks                                                                         8,000  (a)             972,960

                                                                                                                       2,467,863

HEALTH TECHNOLOGY--4.8%

Abbott Laboratories                                                                              20,800                1,176,240

American Home Products                                                                            6,600                  419,430

Bard (C.R.)                                                                                       5,000                  272,000

Bristol-Myers Squibb                                                                              9,200                  432,400

Johnson & Johnson                                                                                 7,278                  443,230

King Pharmaceuticals                                                                             11,200  (a)             347,872

Merck & Co.                                                                                      13,500                  827,955

                                                                                                                       3,919,127

INDUSTRIAL SERVICES--1.0%

Waste Management                                                                                 30,000                  789,300

NON-ENERGY MINERALS --1.4%

Alcoa                                                                                            23,200                  871,624

Weyerhaeuser                                                                                      4,500                  278,190

                                                                                                                       1,149,814

PROCESS INDUSTRIES--3.1%

Boise Cascade                                                                                    13,300                  478,135

Dow Chemical                                                                                     26,430                  826,730

du Pont (E.I.) de Nemours                                                                        13,800                  646,392

International Paper                                                                              14,500                  634,375

                                                                                                                       2,585,632

PRODUCER MANUFACTURING--3.0%

Deere & Co.                                                                                       5,400                  258,822

Emerson Electric                                                                                  6,000                  345,540


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)

Honeywell International                                                                          12,000                  457,440

Minnesota Mining & Manufacturing                                                                  8,400                  990,612

Tyco International                                                                               15,000                  436,500

                                                                                                                       2,488,914

RETAIL--5.3%

Costco Wholesale                                                                                 11,900  (a)             490,994

May Department Stores                                                                            17,000                  622,880

Office Depot                                                                                     15,000  (a)             285,150

RadioShack                                                                                        9,400                  257,936

Safeway                                                                                           6,000  (a)             257,880

Sears, Roebuck & Co.                                                                             30,700                1,614,206

Target                                                                                           20,400                  854,760

                                                                                                                       4,383,806

TECHNOLOGY SERVICES--1.4%

Accenture, CL. A                                                                                 14,500                  379,755

Adobe Systems                                                                                    11,300                  411,094

Anthem                                                                                            2,900                  168,490

Electronic Data Systems                                                                           2,600                  153,478

                                                                                                                       1,112,817

TRANSPORTATION--.7%

Norfolk Southern                                                                                 26,000                  618,540

UTILITIES--11.8%

AT&T                                                                                             28,001                  435,135

Allegheny Energy                                                                                 11,000                  380,270

BellSouth                                                                                        30,500                1,182,180

Dominion Resources                                                                                3,500                  203,980

Duke Energy                                                                                      34,200                1,207,260

El Paso                                                                                           8,840                  345,467

Exelon                                                                                            5,300                  261,184

Liberty Media, CL. A                                                                             42,200  (a)             540,160

SBC Communications                                                                               42,758                1,617,963

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

TXU                                                                                              27,200                1,383,664

Verizon Communications                                                                           37,100                1,736,280

Xcel Energy                                                                                      20,100                  475,365

                                                                                                                       9,768,908

TOTAL COMMON STOCKS

   (cost $66,187,539)                                                                                                 76,111,661
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--7.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TEASURY BILLS:

   1.66%, 3/7/2002                                                                            1,588,000                1,587,504

   1.69%, 3/14/2002                                                                           2,122,000                2,121,674

   1.70%, 3/21/2002                                                                           2,216,000                2,214,717

   1.72%, 3/28/2002                                                                             486,000                  485,373

TOTAL SHORT-TERM INVESTMENTS

   (cost $6,407,545)                                                                                                   6,409,268
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $72,595,084)                                                              99.9%               82,520,929

CASH AND RECEIVABLES (NET)                                                                          .1%                   36,868

NET ASSETS                                                                                       100.0%               82,557,797

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

February 28, 2002 (Unaudited)

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                     (Depreciation)
                                            Contracts              Contracts ($)            Expiration            at 2/28/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES PURCHASED

Standard & Poor's 500                               7                  1,937,075            March 2002               (74,550)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT

February 28, 2002 (Unaudited)

COMMON STOCKS                                                                                    Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Henry Schein

   (proceeds $225,195)                                                                            5,000                  215,050

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  72,595,084  82,520,929

Cash                                                                      6,156

Receivable from brokers for proceeds on securities sold short           225,195

Dividends receivable                                                    170,262

Receivable for shares of Common Stock subscribed                         12,099

Prepaid expenses                                                          1,408

                                                                     82,936,049
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            72,478

Securities sold short, at value (proceeds $225,195)
  --see Statement of Securities Sold Short                              215,050

Payable for shares of Common Stock redeemed                              57,139

Payable for futures variation margin--Note 4                              7,875

Accrued expenses                                                         25,710

                                                                        378,252
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,557,797
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      75,141,807

Accumulated undistributed investment income--net                        335,503

Accumulated net realized gain (loss) on investments                 (2,780,953)

Accumulated net unrealized appreciation (depreciation) on investments
  [including ($74,550) net unrealized depreciation on financial
futures]                                                              9,861,440
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,557,797
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       4,537,644

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   18.19

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         768,680

Interest                                                                37,015

TOTAL INCOME                                                           805,695

EXPENSES:

Management fee--Note 3(a)                                              304,806

Shareholder servicing costs--Note 3(b)                                 156,862

Registration fees                                                       18,643

Professional fees                                                       11,730

Prospectus and shareholders' reports                                     9,729

Custodian fees--Note 3(b)                                                5,746

Directors' fees and expenses--Note 3(c)                                  1,252

Dividends on securities sold short                                         920

Miscellaneous                                                              854

TOTAL EXPENSES                                                         510,542

INVESTMENT INCOME--NET                                                 295,153
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (2,602,579)

  Short sale transactions                                                5,169

Net realized gain (loss) on financial futures                           90,062

NET REALIZED GAIN (LOSS)                                           (2,507,348)

Net unrealized appreciation (depreciation) on investments
  and securities sold sort [including ($74,550) net unrealized
  (depreciation) on financial futures]                                 745,108

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,762,240)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,467,087)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                             Six Months Ended
                                                            February 28, 2002            Ten Months Ended             Year Ended
                                                                   (Unaudited)         August 31, 2001(a)        October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                295,153                     544,878                  432,650

Net realized gain (loss) on investments                           (2,507,348)                   4,587,309                5,005,062

Net unrealized appreciation
   (depreciation) on investments                                      745,108                 (12,062,038)                 916,298

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                      (1,467,087)                 (6,929,851)                6,354,010
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                              (432,223)                   (519,456)                (635,497)

Net realized gain on investments                                  (4,668,869)                 (4,649,762)             (14,240,000)

TOTAL DIVIDENDS                                                   (5,101,092)                 (5,169,218)             (14,875,497)
------------------------------------------------------------------------------------------------------------------------------------


CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                       6,607,263                  24,307,511              20,623,556

Dividends reinvested                                                4,947,410                   5,010,665              14,415,522

Cost of shares redeemed                                           (8,491,126)                (25,624,647)             (53,910,211)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                  3,063,547                   3,693,529             (18,871,133)

TOTAL INCREASE (DECREASE) IN NET ASSETS                           (3,504,632)                 (8,405,540)             (27,392,620)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                86,062,429                  94,467,969              121,860,589

END OF PERIOD                                                      82,557,797                  86,062,429               94,467,969

Undistributed investment income--net                                  335,503                     472,573                  447,151
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                           360,837                   1,170,352                  958,320

Shares issued for dividends reinvested                                273,187                     243,000                  681,585

Shares redeemed                                                      (463,944)                 (1,242,100)              (2,512,924)

NET INCREASE (DECREASE)
   IN SHARES OUTSTANDING                                              170,080                     171,252                (873,019)

(A) THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                    Six Months     Ten Months
                                         Ended          Ended
                             February 28, 2002      August 31,                                     Year Ended October 31,
                                                                       -------------------------------------------------------------
                                   (Unaudited)         2001(a)          2000           1999          1998          1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                   19.70           22.51          24.04         21.23          21.35         18.05     15.46

Investment Operations:

Investment income--net                  .07(b)          .12(b)        .09(b)         .13(b)            .09           .07       .12

Net realized and
   unrealized gain (loss)
   on investments                        (.39)          (1.71)          1.42           2.77            .91          4.33      4.68

Total from Investment
   Operations                            (.32)          (1.59)          1.51           2.90           1.00          4.40      4.80

Distributions:

Dividends from
   investment income--net                (.10)          (.12)          (.13)          (.09)         (.06)         (.11)     (.21)

Dividends from
   net realized gain
   on investments                       (1.09)          (1.10)        (2.91)             --         (1.06)        (.99)    (2.00)

Total Distributions                     (1.19)          (1.22)        (3.04)          (.09)        (1.12)        (1.10)    (2.21)

Net asset value,
   end of period                         18.19          19.70         22.51          24.04          21.23         21.35     18.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                     (1.59)(c)       (7.29)(c)          7.11          13.71          4.83         25.29     34.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating
   expenses to
   average net assets                   .62(c)          .99(c)          1.22           1.25          1.24          1.22       1.25

Ratio of interest expense
   and dividends on
   securities sold short
   to average net assets              .00(c,d)        .00(c,d)           .01            .01            --            --         --

Ratio of net investment
   income to average
   net assets                           .36(c)         .59(c)            .43            .55           .36           .41        .93

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                  --            --             --             --             --           .06        .32

Portfolio Turnover Rate                8.16(c)        89.62(c)        152.15         141.99        156.72        110.14     186.39
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                   82,558       86,062           94,468        121,861       135,812       161,960     34,187

(A) THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.          (D)  AMOUNT REPRESENTS LESS THAN .01%.

    SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $172 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, the fund was charged $101,602 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $31,222 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $5,746 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(E) During the period ended February 28, 2002, the fund incurred total brokerage commissions of $32,100, of which $336 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.


NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended February 28, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                         6,390,868           13,175,570

Short sale transactions                     176,000              406,364

     TOTAL                                6,566,868           13,581,934

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at February 28, 2002, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 2002 are set forth in the Statement of Financial Futures.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At February 28, 2002, accumulated net unrealized appreciation on investments was
$9,925,845,   consisting   of  $14,433,741  gross  unrealized  appreciation  and
$4,507,896 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                 For More Information

                        Dreyfus Large Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  251SA0202



================================================================================




      Dreyfus Mid Cap Value
      Plus Fund


      SEMIANNUAL REPORT February 28, 2002



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                        Mid Cap Value Plus Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Mid Cap Value Plus Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Brian Ferguson.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Mid Cap Value Plus Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund produced a total return of -3.25%.(1) In comparison, the Russell Midcap Value Index (the
"Index"), the fund's benchmark, produced a total return of 4.03% for the same period.(2

We attribute the fund's underperformance to a market environment in which investors generally favored defensive stocks over the relatively aggressive value-oriented stocks in which the fund invested. Since defensive stocks were more heavily represented in the Index, the fund's return trailed that of its benchmark.

What is the fund's investment approach?

The fund's goal is to exceed the performance of the Russell Midcap Value Index. To pursue this goal, the fund invests primarily in the common stocks of companies whose market values generally range between $2.5 billion and $35 billion at the time of purchase. However, because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund' s holdings may have market capitalizations in excess of $35 billion at any
given    time.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends. The fund' s investment approach is value oriented and research driven. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research and by focusing on three key factors:

*    VALUE,  or  how  a  stock  is  priced  relative  to  traditional   business
     performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or changes in management) that may potentially trigger a price increase in the near to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls
short    of    our    expectations.

What other factors influenced the fund's performance?

The most significant factor influencing the fund' s performance during the reporting period was the market's preference for defensive stocks at a time when the fund focused on relatively aggressive value-oriented stocks.

At the beginning of the reporting period, investors concerned about the economy favored defensive midcap stocks such as financial companies. In contrast, because of compelling valuations the fund emphasized technology stocks, which is considered a relatively aggressive sector. We also found a relatively large number of individual investment opportunities among midcap stocks in the utilities, energy, health care and retail groups, all of which performed moderately well during early September.

After the September 11 terrorist attacks, aggressive stocks declined more sharply than relatively defensive names, and the fund's returns suffered. By early October, however, the stock market rebounded strongly as investors began to anticipate an economic recovery. The fund's relatively aggressive holdings performed well during the rally, with technology, health care and consumer non-durable stocks providing the strongest returns.

By January, however, investors began to question the strength of the expected recovery, and investor sentiment shifted back to defensive stocks. Utilities stocks were particularly hard-hit as companies' accounting practices came under greater scrutiny and credit agencies downgraded the ratings of companies with high debt levels. In our view, some of these stocks were unfairly punished, and we used the opportunity to increase the fund's exposure to utilities that we believe have sound business fundamentals. While several of the fund's utilities holdings have since performed well, most notably the wireless communications providers, the group overall has not yet rebounded.

What is the fund's current strategy?

We have continued to employ our disciplined, value-oriented strategy in an attempt to identify fundamentally strong companies selling at attractive valuations. As of the reporting period's end, we found such opportunities among technology stocks. After their stock prices declined sharply during January and February, we increased the fund's technology exposure. Along those same lines, we have found opportunities in out-of-favor stocks within the utilities area. After conducting intensive analysis, we have a great deal of confidence in the long-term growth prospects of the fund's utilities holdings.

On the other hand, energy stocks have recently performed quite well, so we have locked in profits and reduced our energy holdings. We have also reduced the fund' s positions in the consumer services area, most notably among retailers that have posted strong gains and capital goods stocks that reached their price targets.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

   PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



COMMON STOCKS--95.0%                                                                             Shares                 Value ($)
--------------------------------------------------------------------------------------------------------------------------------

BANKING--.9%

UnionBanCal                                                                                       1,300                   49,400

BASIC INDUSTRIES--.7%

Alcan                                                                                               500                   20,270

Jefferson Smurfit, ADR                                                                              870                   20,054

                                                                                                                          40,324

CAPITAL GOODS--11.7%

Agilent Technologies                                                                              4,620  (a)             143,913

Deere & Co.                                                                                       1,710                   81,960

Eaton                                                                                               580                   46,829

Ingersoll-Rand, Cl. A                                                                             1,990                   99,500

NCR                                                                                               3,140  (a)             131,252

TRW                                                                                               1,090                   54,773

Xerox                                                                                            12,560                  121,958

                                                                                                                         680,185

CONSUMER DURABLES--1.5%

Masco                                                                                             2,970                   83,368

CONSUMER NON-DURABLES--1.8%

Loews                                                                                               210                   12,249

Tyson Foods, Cl. A                                                                                7,210                   93,658

                                                                                                                         105,907

CONSUMER SERVICES--12.4%

Abercrombie & Fitch, Cl. A                                                                        2,040  (a)              54,346

BJ's Wholesale Club                                                                                 600  (a)              24,690

Barnes & Noble                                                                                    2,480  (a)              76,855

CVS                                                                                               1,940                   53,001

Cendant                                                                                          10,810  (a)             188,202

Gap                                                                                               7,400                   88,578

Intimate Brands                                                                                   1,490                   28,802

McDonald's                                                                                        5,420                  141,462

Park Place Entertainment                                                                          5,110  (a)              49,925

Rite Aid                                                                                          4,600  (a)              15,364

                                                                                                                         721,225

ENERGY--15.0%

Anadarko Petroleum                                                                                2,190                  114,099

Baker Hughes                                                                                      1,420                   50,140


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Burlington Resources                                                                              2,260                   84,931

Cooper Cameron                                                                                    1,890  (a)              84,861

GlobalSantaFe                                                                                     7,096                  196,204

Halliburton                                                                                       3,800                   62,548

Nabors Industries                                                                                 1,660  (a)              58,880

Sunoco                                                                                            1,470                   56,624

Transocean Sedco Forex                                                                            1,990                   55,740

Valero Energy                                                                                     1,660                   71,098

Weatherford International                                                                           790  (a)              36,419

                                                                                                                         871,544

FINANCIAL SERVICES--17.3%

Allstate                                                                                          1,800                   63,036

Aon                                                                                               1,860                   64,412

Bear Stearns Cos.                                                                                   390                   21,485

Charter One Financial                                                                             1,800                   54,828

E*TRADE Group                                                                                    11,400  (a)              92,340

Everest Re Group                                                                                  1,500                  109,275

FleetBoston Financial                                                                             2,950                   98,471

Franklin Resources                                                                                2,640                  107,870

Hartford Financial Services Group                                                                   710                   47,570

Knight Trading Group                                                                              3,970  (a)              31,601

Lehman Brothers Holdings                                                                          1,560                   88,140

PMI Group                                                                                           900                   63,765

Stilwell Financial                                                                                4,920                  112,225

XL Capital, Cl. A                                                                                   540                   51,440

                                                                                                                       1,006,458

HEALTH CARE--7.8%

Anthem                                                                                            1,710                   99,351

Bausch & Lomb                                                                                     3,180                  120,776

HEALTHSOUTH                                                                                       7,000  (a)              83,370

ICN Pharmaceuticals                                                                               1,640                   45,674

IVAX                                                                                              2,050  (a)              34,850

Watson Pharmaceuticals                                                                            2,430  (a)              71,150

                                                                                                                         455,171

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

MERCHANDISING--.8%

Toys R Us                                                                                         2,690  (a)              47,909

TECHNOLOGY--15.3%

Agere Systems, Cl. A                                                                              4,880                   19,520

Ascential Software                                                                                9,880  (a)              38,532

Avaya                                                                                             5,140  (a)              27,499

BMC Software                                                                                      2,590  (a)              41,570

CIENA                                                                                             4,200  (a)              32,592

Computer Associates International                                                                 4,790                   77,981

Comverse Technology                                                                               1,000  (a)              15,650

Gateway                                                                                           4,810  (a)              22,126

Infineon Technologies, ADR                                                                        2,740                   62,357

Ingram Micro, Cl. A                                                                               4,050  (a)              61,763

JDS Uniphase                                                                                      9,300  (a)              45,105

Lexmark International                                                                             1,930  (a)              95,940

Motorola                                                                                          7,690                   99,970

Parametric Technology                                                                            10,860  (a)              79,930

Sanmina-SCI                                                                                       6,080  (a)              61,712

Solectron                                                                                         9,800  (a)              81,046

3Com                                                                                              5,860  (a)              28,128

                                                                                                                         891,421

TELECOMMUNICATIONS--.7%

Sprint (PCS Group)                                                                                4,300  (a)              39,775

TRANSPORTATION--2.1%

AMR                                                                                               1,920  (a)              50,112

Delta Air Lines                                                                                   2,040                   70,380

                                                                                                                         120,492

UTILITIES--7.0%

AES                                                                                               2,150  (a)              11,094

Adelphia Communications, Cl. A                                                                    2,400  (a)              52,680

Calpine                                                                                          11,990  (a)              88,127

Citizens Communications                                                                           7,400  (a)              67,414

NEXTEL Communications, Cl. A                                                                     14,170  (a)              70,708

Qwest Communications International                                                               13,650                  118,755

                                                                                                                         408,778

TOTAL COMMON STOCKS

   (cost $5,770,550)                                                                                                   5,521,957


                                                                                              Principal
SHORT-TERM INVESTMENTS--5.5%                                                                  Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.69%, 3/14/02                                                                               168,000                  167,981

   1.70%, 3/21/02                                                                               154,000                  153,872

TOTAL SHORT-TERM INVESTMENTS

   (cost $321,752)                                                                                                       321,853
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,092,302)                                                               100.5%               5,843,810

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.5%)                 (29,606)

NET ASSETS                                                                                        100.0%               5,814,204

(A)   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,092,302    5,843,810

Cash                                                                     35,321

Receivable for investment securities sold                                81,805

Receivable for shares of Common Stock subscribed                         45,321

Dividends receivable                                                      3,791

Prepaid expenses                                                         24,045

Due from The Dreyfus Corporation and affliliates                          3,500

                                                                      6,037,593
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             207,714

Payable for shares of Common Stock redeemed                               1,700

Accrued expenses                                                         13,975

                                                                        223,389
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,814,204
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       6,100,301

Accumulated investment (loss)                                            (8,613)

Accumulated net realized gain (loss) on investments                     (28,992)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                       (248,492)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,814,204
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)         512,946

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   11.33

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $31 foreign taxes withheld at source)            12,907

Interest                                                                 1,125

TOTAL INCOME                                                            14,032

EXPENSES:

Investment advisory fee--Note 3(a)                                      11,382

Custodian fees--Note 3(b)                                               13,934

Registration fees                                                       12,488

Prospectus and shareholders' reports                                     7,821

Auditing fees                                                            7,500

Shareholder servicing costs--Note 3(b)                                   4,235

Legal fees                                                               1,001

Directors' fees and expenses--Note 3(c)                                    392

Miscellaneous                                                           11,971

TOTAL EXPENSES                                                          70,724

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (47,961)

NET EXPENSES                                                            22,763

INVESTMENT (LOSS)                                                       (8,731)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (28,686)

Net unrealized appreciation (depreciation) on investments             (116,072)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (144,758)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (153,489)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002         Year Ended
                                              (Unaudited)    August 31, 2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                  (8,731)              (460)

Net realized gain (loss) on investments           (28,686)            13,080

Net unrealized appreciation (depreciation)
   on investments                                (116,072)          (132,420)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (153,489)          (119,800)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                             (2,059)                --

Net realized gain on investments                  (13,386)                --

TOTAL DIVIDENDS                                   (15,445)                --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   4,088,467          2,176,746

Dividends reinvested                               14,409                 --

Cost of shares redeemed                          (176,684)                --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              3,926,192          2,176,746

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,757,258          2,056,946
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,056,946                 --

END OF PERIOD                                   5,814,204          2,056,946

Undistributed investment income (loss)--net        (8,613)             2,177
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       352,369            174,809

Shares issued for dividends reinvested              1,221                 --

Shares redeemed                                 , (15,453)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     338,137            174,809

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                        February 28, 2002         Year Ended
                                               (Unaudited)   August 31, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.77           12.50

Investment Operations:

Investment (loss)                                    (.03)(b)        (.00)(b,c)

Net realized and unrealized gain (loss)
   on investments                                    (.35)           (.73)

Total from Investment Operations                     (.38)           (.73)

Distributions:

Dividends from investment income--net                (.01)             --

Dividends from net realized gain on investments      (.05)             --

Total Distributions                                  (.06)             --

Net asset value, end of period                      11.33           11.77
-----------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                 (3.25)          (5.84)
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(d)            .74             .26

Ratio of investment (loss)
   to average net assets(d)                          (.29)           (.02)

Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus Corporation(d)  1.57            1.00

Portfolio Turnover Rate(d)                          76.87           35.82
-----------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               5,814           2,057

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Mid Cap Value Plus Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is to exceed the performance of the Russell Midcap Value Index. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The Boston Company Asset Management, LLC (" TBCAM" ), an affiliate of Dreyfus, serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of February 28, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,814 shares of the fund.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $192 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken, from September 1, 2001 through August 31, 2002, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest expense, shareholder service plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $47,961 during the period ended February 28, 2002.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002 the fund was charged $3,794 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $240 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $13,934 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $6,071,479 and $2,390,787, respectively.

At February 28, 2002, accumulated net unrealized depreciation on investments was $248,492, consisting of $256,101, gross unrealized appreciation and $504,593 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

                    For More Information

                        Dreyfus
                        Mid Cap Value Plus Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        The Boston Company Asset
                        Management, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  017SA0202


================================================================================




      Dreyfus
      Midcap Value Fund



      SEMIANNUAL REPORT February 28, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Midcap
                                                                     Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Midcap Value Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Peter Higgins and Brian Ferguson.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Peter Higgins and Brian Ferguson, Portfolio Managers

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, Dreyfus Midcap Value Fund produced a -4.63% total return.(1) This compares with the 4.03% return provided by the fund's benchmark, the Russell Midcap Value Index, for the same period.(2

We attribute the fund's performance to an especially volatile stock market environment in which investors generally favored more defensive value stocks over the relatively aggressive value-oriented stocks in which the fund invested

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Russell Midcap Value Index by investing in midcap companies that appear to us to be inexpensive relative to certain financial measurements of their intrinsic worth or business prospects

We identify potential investments through extensive quantitative and fundamental research. When selecting stocks for the fund, we emphasize three key factors:
VALUE, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures; BUSINESS HEALTH, as defined by the company's overall efficiency and profitability; and BUSINESS MOMENTUM, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that could trigger an increase in the stock's price in the near term.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Sometimes the most significant factor affecting performance is not where the fund was invested, but where it wasn't invested. Such was the case during the reporting period, when the fund had limited exposure to defensive stocks in the financial services group, the consumer durables sector, the basic materials area and the capital goods group. Of these four market sectors, lack of exposure to the financial services group hurt returns the most.

Instead, we had larger weightings than the fund's benchmark in two areas: technology and energy. We have favored the more volatile technology area for some time now and continue to believe that, contrary to popular belief, there are plenty of excellent value-oriented technology stocks. In addition, while milder weather drove down prices for the fund's energy stocks, it also helped create more attractive valuations for these stocks. As demand started to improve
toward   the  end  of  the  reporting  period,  these  stocks  performed  well.

Our decision to focus on relatively aggressive areas and de-emphasize defensive sectors was a result of our long-standing, value-oriented investment approach. When managing the fund, we attemped to get ahead of investment trends rather than follow them. This approach sometimes causes us to focus on areas of the market that are in the midst of relatively poor performance. By investing in such areas when prices are low, we believe the fund can achieve strong gains over the long term as circumstances improve and investor interest returns. Indeed, we believe that this strategy illustrates the essence of the value investment style.

What is the fund's current strategy?

As of the end of the reporting period, we have maintained the fund's relatively large weighting in technology, where we currently favor certain contract manufacturers and software companies. Because the technology group has remained
out    of    favor,    we    are    using    this    opportunity
to gradually increase the fund's exposure to companies that we believe have the most compelling valuations. Of course, investing in the technology sector involves special risks, and it has been among the most volatile sectors of the stock market. We are also incrementally adding to the fund's health care stocks, most notably pharmaceutical companies that have new products slated to be released soon.

The utilities group is another area of potential opportunity. We believe that the sector's stock price weakness is due to industry-wide scrutiny of accounting practices and recent credit downgrades for companies with substantial debt on their balance sheets. In our view, many utilities stocks have been driven down too sharply and do not reflect positive underlying fundamentals. In January and February, we increased the fund's exposure to utilities stocks, especially power generating companies and wireless providers. While these stocks have languished over the short term, we are highly confident of their long-term prospects.

Overall, we are pleased that we have continued to find many good investment opportunities in companies that may have stumbled in the short term but, in our view, have good growth prospects and are inexpensively priced. We believe that by doing so, we can stay true to our philosophy of attempting to add value by staying ahead of trends in the marketplace.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



COMMON STOCKS--96.6%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

BANKING--.6%

UnionBanCal                                                                                     184,100                6,995,800

BASIC INDUSTRIES--3.2%

Agrium                                                                                          310,100                3,085,495

Alcan                                                                                            75,700                3,068,878

Arch Coal                                                                                       288,800                5,241,720

Great Lakes Chemical                                                                             46,200                1,088,010

IMC Global                                                                                      570,700                7,590,310

Jefferson Smurfit, ADR                                                                          167,020                3,849,811

Massey Energy                                                                                   519,480                7,345,447

PolyOne                                                                                         349,100                3,491,000

United States Steel                                                                             320,600                5,681,032

                                                                                                                      40,441,703

CAPITAL GOODS--11.4%

Agilent Technologies                                                                            979,100  (a)          30,498,965

Corning                                                                                       1,451,300                9,767,249

Dana                                                                                            545,200               10,140,720

Deere & Co.                                                                                     218,800               10,487,084

Eaton                                                                                            70,400                5,684,096

Flowserve                                                                                        67,200  (a)           1,880,256

Hanover Compressor                                                                              258,400  (a)           4,534,920

Ingersoll-Rand, Cl. A                                                                           227,900               11,395,000

NCR                                                                                             537,900  (a)          22,484,220

TRW                                                                                             138,800                6,974,700

Xerox                                                                                         3,334,270               32,375,762

                                                                                                                     146,222,972

CHEMICALS--.2%

Imperial Chemical Industries, ADR                                                               158,800                2,607,496

CONSUMER DURABLES--1.8%

Masco                                                                                           405,200               11,373,964

Visteon                                                                                         847,700               12,020,386

                                                                                                                      23,394,350

CONSUMER NON-DURABLES--1.9%

Loews                                                                                            44,090                2,571,770

Reader's Digest Association, Cl. A                                                              386,700                8,074,296

Tyson Foods, Cl. A                                                                            1,033,040               13,419,189

                                                                                                                      24,065,255


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES--11.8%

Abercrombie & Fitch, Cl. A                                                                      276,100  (a)           7,355,304

BJ's Wholesale Club                                                                              84,900  (a)           3,493,635

Barnes & Noble                                                                                  379,000  (a)          11,745,210

CVS                                                                                             266,000                7,267,120

Cendant                                                                                       2,489,100  (a)          43,335,231

Fleming Cos.                                                                                    312,800                5,098,640

Gap                                                                                           1,565,300               18,736,641

Intimate Brands                                                                                 200,400                3,873,732

McDonald's                                                                                      660,200               17,231,220

Park Place Entertainment                                                                      1,691,900  (a)          16,529,863

Pittston Brink's Group                                                                           90,100                2,093,023

Rite Aid                                                                                      3,282,800  (a)          10,964,552

Six Flags                                                                                       251,800  (a)           3,714,050

                                                                                                                     151,438,221

ENERGY--15.5%

Anadarko Petroleum                                                                              258,600               13,473,060

Baker Hughes                                                                                    185,700                6,557,067

Burlington Resources                                                                            278,300               10,458,514

Cooper Cameron                                                                                  306,700  (a)          13,770,830

Devon Energy                                                                                    150,406                6,569,734

GlobalSantaFe                                                                                 1,223,127               33,819,462

Grant Prideco                                                                                   273,200  (a)           3,417,732

Halliburton                                                                                     678,900               11,174,694

Nabors Industries                                                                               439,600  (a)          15,592,612

Noble Affiliates                                                                                157,190                5,690,278

Patterson-UTI Energy                                                                            241,200  (a)           5,902,164

Petroleum Geo-Services, ADR                                                                   1,245,200  (a)           6,761,436

Sunoco                                                                                          359,300               13,840,236

Tidewater                                                                                       244,200                9,518,916

Transocean Sedco Forex                                                                          500,400               14,016,204

Valero Energy                                                                                   470,900               20,168,647

Varco International                                                                             190,200  (a)           3,043,200

Weatherford International                                                                       111,700  (a)           5,149,370

                                                                                                                     198,924,156

FINANCIAL SERVICES--13.0%

Acxiom                                                                                          165,500  (a)           2,416,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Allstate                                                                                        217,700                7,623,854

Aon                                                                                             520,900               18,038,767

Bear Stearns Cos.                                                                                62,100                3,421,089

Charter One Financial                                                                           239,000                7,279,940

Conseco                                                                                       1,013,900  (a)           3,802,125

E*TRADE Group                                                                                 2,226,100  (a)          18,031,410

Everest Re Group                                                                                184,700               13,455,395

FleetBoston Financial                                                                           395,300               13,195,114

Franklin Resources                                                                              319,300               13,046,598

Hartford Financial Services Group                                                               129,800                8,696,600

Knight Trading Group                                                                          1,350,800  (a)          10,752,368

Lehman Brothers Holdings                                                                        173,200                9,785,800

PMI Group                                                                                        99,900                7,077,915

Stilwell Financial                                                                            1,041,500               23,756,615

XL Capital, Cl. A                                                                                67,700                6,449,102

                                                                                                                     166,828,992

HEALTH CARE--8.4%

Anthem                                                                                          251,030               14,584,843

Bausch & Lomb                                                                                   777,200               29,518,056

Elan, ADR                                                                                       331,500  (a)           4,674,150

HEALTHSOUTH                                                                                   1,571,900  (a)          18,721,329

ICN Pharmaceuticals                                                                             243,700                6,787,045

IVAX                                                                                            525,400  (a)           8,931,800

Quintiles Transnational                                                                         319,400  (a)           5,305,234

Watson Pharmaceuticals                                                                          602,550  (a)          17,642,664

WebMD                                                                                           249,200  (a)           1,956,220

                                                                                                                     108,121,341

MERCHANDISING--1.2%

Toys R Us                                                                                       874,000  (a)          15,565,940

MISCELLANEOUS--.1%

Symbol Technologies                                                                             115,000                  992,450

TECHNOLOGY--17.2%

Agere Systems, Cl. A                                                                            838,600                3,354,400

Ascential Software                                                                            1,534,500  (a)           5,984,550

Avaya                                                                                         1,939,200  (a)          10,374,720

BMC Software                                                                                    376,200  (a)           6,038,010

CIENA                                                                                           894,600  (a)           6,942,096


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Computer Associates International                                                               915,100               14,897,828

Comverse Technology                                                                             160,400  (a)           2,510,260

DuPont Photomasks                                                                               212,750  (a)           9,143,995

Enterasys Networks                                                                              281,600  (a)             999,680

Gateway                                                                                         866,400  (a)           3,985,440

i2 Technologies                                                                               1,955,500  (a)          10,657,475

Infineon Technologies, ADR                                                                      392,700                8,933,925

Ingram Micro, Cl. A                                                                             675,300  (a)          10,298,325

JDS Uniphase                                                                                  2,077,900  (a)          10,077,815

Lexmark International                                                                           235,700  (a)          11,716,647

Motorola                                                                                        908,800               11,814,400

Parametric Technology                                                                         2,989,830  (a)          22,005,149

Peregrine Systems                                                                               723,000  (a)           6,507,000

Sanmina-SCI                                                                                   1,999,500  (a)          20,294,925

Scientific-Atlanta                                                                              246,080                5,504,809

Solectron                                                                                     2,998,500  (a)          24,797,595

3Com                                                                                          2,857,200  (a)          13,714,560

                                                                                                                     220,553,604

TELECOMMUNICATIONS--1.1%

Sprint (PCS Group)                                                                            1,513,700  (a)          14,001,725

TRANSPORTATION--1.3%

AMR                                                                                             263,000  (a)           6,864,300

Delta Air Lines                                                                                 263,900                9,104,550

                                                                                                                      15,968,850

UTILITIES--7.9%

AES                                                                                           1,037,700  (a)           5,354,532

Adelphia Communications, Cl. A                                                                  536,200  (a)          11,769,590

Calpine                                                                                       2,805,300  (a)          20,618,955

Citizens Communications                                                                       1,447,200  (a)          13,183,992

Mirant                                                                                          265,000  (a)           2,300,200

NEXTEL Communications, Cl. A                                                                  4,130,900  (a)          20,613,191

Qwest Communications International                                                            2,799,000               24,351,300

Western Wireless, Cl. A                                                                         333,100  (a)           2,708,103

                                                                                                                     100,899,863

TOTAL COMMON STOCKS

   (cost $1,335,881,247)                                                                                           1,237,022,718

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.5%                                                                  Amount ($)                   Value
-------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.66%, 3/7/2002                                                                              553,000                  552,882

   1.69%, 3/14/2002                                                                           4,578,000                4,576,054

   1.71%, 3/21/2002                                                                           5,280,000                5,274,984

   1.69%, 5/16/2002                                                                           3,711,000                3,697,752

   1.69%, 5/23/2002                                                                          17,817,000               17,749,221

TOTAL SHORT-TERM INVESTMENTS

   (cost $31,848,373)                                                                                                 31,850,893
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,367,729,620)                                                            99.1%           1,268,873,611

CASH AND RECIEVABLES (NET)                                                                           .9%              11,596,278

NET ASSETS                                                                                        100.0%           1,280,469,889

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,367,729,620  1,268,873,61

Cash                                                                 1,473,337

Receivable for investment securities sold                           17,695,236

Receivable for shares of Common Stock subscribed                     2,076,727

Dividends receivable                                                   773,285

Prepaid expenses                                                        63,279

                                                                 1,290,955,475
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                        1,117,736

Payable for investment securities purchased                          8,733,484

Payable for shares of Common Stock redeemed                            312,592

Accrued expenses                                                       321,774

                                                                    10,485,586
-------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,280,469,889
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                  1,463,993,795

Accumulated investment (loss)                                       (2,998,155)

Accumulated net realized gain (loss) on investments                (81,669,742)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                   (98,856,009)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,280,469,889
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)     54,365,595

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)  23.55

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $10,905 foreign taxes withheld at source)     3,884,961

Interest                                                               163,309

TOTAL INCOME                                                         4,048,270

EXPENSES:

Management fee--Note 3(a)                                            4,390,340

Shareholder servicing costs--Note 3(b)                               2,392,158

Registration fees                                                       87,764

Custodian fees--Note 3(b)                                               77,135

Prospectus and shareholders' reports                                    43,407

Interest expense--Note 2                                                19,403

Directors' fees and expenses--Note 3(c)                                 16,548

Professional fees                                                       13,330

Miscellaneous                                                            6,340

TOTAL EXPENSES                                                       7,046,425

INVESTMENT (LOSS)                                                   (2,998,155)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (55,276,142)

Net unrealized appreciation (depreciation) on investments           (9,957,280)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (65,233,422)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (68,231,577)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002         Year Ended
                                               (Unaudited)   August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (2,998,155)        (1,276,412)

Net realized gain (loss) on investments       (55,276,142)        74,800,632

Net unrealized appreciation (depreciation)
   on investments                              (9,957,280)      (106,807,748)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (68,231,577)       (33,283,528)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (80,016,419)       (32,738,221)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 526,017,606      1,367,378,810

Dividends reinvested                           75,599,694         31,275,211

Cost of shares redeemed                      (309,141,113)      (385,434,926)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            292,476,187      1,013,219,095

TOTAL INCREASE (DECREASE) IN NET ASSETS       144,228,191        947,197,346
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,136,241,698        189,044,352

END OF PERIOD                               1,280,469,889      1,136,241,698
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    21,154,098         49,280,991

Shares issued for dividends reinvested          2,931,357          1,359,201

Shares redeemed                               (12,879,860)       (14,205,633)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  11,205,595         36,434,559

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         February 28, 2002                                Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                (Unaudited)         2001         2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               26.33         28.11        21.70          15.39         22.23         15.80

Investment Operations:

Investment (loss)                                     (.06)(a)      (.06)(a)     (.09)(a)       (.17)(a)      (.06)(a)      (.01)

Net realized and unrealized
   gain (loss) on investments                        (1.01)         1.56         7.74           8.26         (5.73)         8.23

Total from Investment Operations                     (1.07)         1.50         7.65           8.09         (5.79)         8.22

Distributions:

Dividends from investment
   income--net                                          --            --           --             --            --          (.04)

Dividends from net realized gain
   on investments                                    (1.71)        (3.28)       (1.24)         (1.78)        (1.05)        (1.75)

Total Distributions                                  (1.71)        (3.28)       (1.24)         (1.78)        (1.05)        (1.79)

Net asset value, end of period                       23.55         26.33        28.11          21.70         15.39         22.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (4.63)(b)      7.02        37.60          55.71        (27.32)        55.45
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .60(b)       1.15         1.27           1.34          1.29          1.25

Ratio of interest expense
   to average net assets                               .00(b,c)      .00(c)       .04            .06           .01           .01

Ratio of investment (loss)
   to average net assets                              (.25)(b)      (.20)        (.38)          (.89)         (.25)         (.14)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --           --             --            --           .26

Portfolio Turnover Rate                              98.64(b)     191.89       242.27         257.23        168.72        154.92
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   1,280,470     1,136,242      189,044         98,168        80,300        81,494

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Midcap  Value  Fund  (the  "fund" ) is a separate diversified series of
Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,921 during the period ended February 28, 2002 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.


The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2002 was approximately $1,120,700 with a related weighted average annualized interest rate of 3.49%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, the fund was charged $1,463,447 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $235,179 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $77,135 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to 1,324,866,363 and 1,146,847,249, respectively.

At February 28, 2002, accumulated net unrealized depreciation on investments was $98,856,009, consisting of $82,610,836, gross unrealized appreciation and $181,466,845 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments)


NOTES

                   For More Information

                        Dreyfus Midcap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  258SA0202


================================================================================



      Dreyfus
      Premier Growth Fund




      SEMIANNUAL REPORT February 28, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Premier Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Growth Fund, covering the period from the fund's inception on December 31, 2001 through February 28, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Emerson Tuttle and David Smith.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Emerson Tuttle and David Smith, Portfolio Managers

How did Dreyfus Premier Growth Fund perform relative to its benchmark?

In the time between the fund's inception on December 31, 2001 and the end of its semiannual reporting period on February 28, 2002, the fund produced total returns of -9.36% for Class A shares, -9.52% for Class B shares, -9.52% for Class C shares, -9.36% for Class R shares and -9.44% for Class T shares.(1) In comparison, the Russell 1000 Growth Index (the "Index"), the fund's benchmark, produced a -5.84% total return.(2)

Although we are disappointed that the fund got off to a slow start, we believe that two months is too short a time frame to accurately judge the performance of any long-term investment, including this one. Because we generally invest with a time horizon of three to five years, we encourage shareholders to adopt a long-term perspective.

What is the fund's investment approach?

The fund seeks long-term capital growth through investments in companies that, in our view, have attractive growth characteristics and strong competitive advantages. We attempt to find such stocks through a disciplined investment process that combines "top-down" economic and industry group analyses with "bottom-up" evaluations of individual companies.

Our top-down analysis of economic trends, long-term investment themes and industry group conditions helps us determine how much to invest in each of the market sectors that comprise the Russell 1000 Growth Index. We assess factors such as the economic cycle, monetary policy, sector valuations and sector growth expectations. We also try to identify long-term secular investment themes that may benefit certain industries.

Our bottom-up stock selection process relies on the members of our research team, each of whom focuses on a specific industry group. Our
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

analysts consider a company's competitive advantage as well as factors such as revenue growth, return on capital and other historical measures of business success. They then rank each of the companies within their respective industry groups. As portfolio managers, we consider the top-ranked candidates in each sector, investing in them in proportions determined by our top-down process

What other factors influenced the fund's performance?

As the fund's investment approach suggests, the fund favors growth-oriented stocks, emphasizing companies likely to grow faster than the averages. However, during the first two months of the fund' s operation, such companies were generally out of favor among investors who generally preferred slower growing,
value-oriented    companies.

When constructing the fund' s portfolio, we looked at the prevailing economic data, which suggested that the end of the recession might be near. Accordingly, we allocated assets among market sectors in a way that emphasized those industry groups that we believed would benefit most during an economic recovery. These included economically sensitive areas such as the technology group, consumer stocks and the media and telecommunications sectors. These groups performed well during the fourth quarter of 2001, before the fund began operations, and have recently given back some of those gains. On the other hand, our decision to maintain relatively light exposure to financial stocks contributed positively to the fund's performance, as financial stocks generally declined amid perceptions that the Federal Reserve Board had finished cutting interest rates.

From a stock selection standpoint, the fund received especially lackluster returns from technology companies Flextronics International, Brocade Communications Systems and VeriSign. However, strength among consumer names such as Wal-Mart Stores helped boost the fund's performance.


What is the fund's current strategy?

We have continued to focus on economically sensitive, growth-oriented stocks because we believe they are well positioned to benefit from a change of investor sentiment as the economic recovery gains strength. Within the technology area, we have found attractive opportunities in data storage and management companies such as EMC and VERITAS Software, which we expect to rank among the top recipients of new business when capital spending by corporations resumes. In the consumer area we have focused on companies with strong brands, such as Home Depot, Coca-Cola, Colgate-Palmolive and Tiffany & Co., that should benefit from an increase in consumers' discretionary spending. In the media and telecommunications groups, we have favored companies that should benefit from higher levels of advertising spending, including media giant AOL Time Warner and
the    Spanish-language    television    network   Univision   Communications.

Generally, our strategy includes a relatively long holding period for the stocks in which we invest, resulting in an annual turnover rate of approximately 8% not annualized. This relatively low turnover rate is consistent with our long-term investment perspective.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS



February 28, 2002 (Unaudited)

COMMON STOCKS--94.4%                                                                              Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--1.2%

Invitrogen                                                                                          425  (a)              19,397

BROADCASTING & PUBLISHING--1.8%

AOL Time Warner                                                                                   1,200  (a)              29,760

CAPITAL GOODS--8.4%

General Electric                                                                                  2,950                   113,575

Tyco International                                                                                  775                   22,552

                                                                                                                         136,127

CONSUMER DURABLES--3.4%

Cisco Systems                                                                                     2,300  (a)              32,821

Tiffany & Co.                                                                                       650                   21,326

                                                                                                                          54,147

CONSUMER NON-DURABLES--4.4%

Coca-Cola                                                                                           750                   35,542

Colgate-Palmolive                                                                                   650                   36,387

                                                                                                                          71,929

CONSUMER SERVICES--8.3%

CVS                                                                                                 700                   19,124

Ecolab                                                                                              250                   11,707

Univision Communications, Cl. A                                                                   1,000  (a)              41,240

Wal-Mart Stores                                                                                   1,000                   62,010

                                                                                                                         134,081

DATA PROCESSING AND REPRODUCTION--1.3%

Automatic Data Processing                                                                           400                   21,084

ELECTRICAL AND ELECTRONICS--1.4%

Flextronics International                                                                         1,600  (a)              22,944

ELECTRONIC COMPONENTS & INSTRUMENTS--1.9%

EMC                                                                                               1,600  (a)              17,440

Gentex                                                                                              450  (a)              13,662

                                                                                                                          31,102

ENERGY--1.5%

Anadarko Petroleum                                                                                  450                   23,445

FINANCIAL SERVICES--7.8%

American International Group                                                                        650                   48,080

Citigroup                                                                                           350                   15,838

Marsh & McLennan Cos.                                                                               200                   21,110

Morgan Stanley Dean Witter & Co.                                                                    450                   22,104

Northern Trust                                                                                      350                   18,942

                                                                                                                         126,074


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--23.2%

American Home Products                                                                              575                   36,541

Baxter International                                                                                650                   36,062

Cardinal Health                                                                                     775                   51,220

Johnson & Johnson                                                                                   950                   57,855

Laboratory Corporation of America Holdings                                                          390  (a)              31,777

Medtronic                                                                                           550                   24,497

Pfizer                                                                                            2,500                  102,400

Stryker                                                                                             575                   35,363

                                                                                                                         375,715

MERCHANDISING--3.4%

Home Depot                                                                                        1,100                   55,000

TECHNOLOGY--24.8%

Analog Devices                                                                                      575  (a)              21,396

Applied Materials                                                                                   775  (a)              33,689

BEA Systems                                                                                         650  (a)               8,262

Brocade Communications Systems                                                                      775  (a)              17,027

Dell Computer                                                                                     1,500  (a)              37,035

Emulex                                                                                              400  (a)              12,984

Intel                                                                                             2,100                   59,955

International Business Machines                                                                     500                   49,060

Linear Technology                                                                                   775                   28,543

Microsoft                                                                                         1,350  (a)              78,759

QLogic                                                                                              300  (a)              11,175

Rational Software                                                                                   500  (a)               9,280

VERITAS Software                                                                                    650  (a)              23,069

VeriSign                                                                                            500  (a)              11,865

                                                                                                                         402,099

UTILITIES--1.6%

ALLTEL                                                                                              250                   13,913

NRG Energy                                                                                          400  (a)               4,632

SBC Communications                                                                                  200                    7,568

                                                                                                                          26,113
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,642,247)                                                               94.4%                1,529,017

CASH AND RECEIVABLES (NET)                                                                         5.6%                   91,334

NET ASSETS                                                                                       100.0%                1,620,351

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,642,247     1,529,017

Cash                                                                     46,604

Receivable for investment securities sold                                35,837

Dividends receivable                                                      1,377

Prepaid expenses                                                         47,852

Due from The Dreyfus Corporation and affiliates                           5,151

                                                                      1,665,838
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              40,356

Accrued expenses                                                          5,131

                                                                         45,487
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,620,351
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,749,860

Accumulated investment (loss)                                           (1,822)

Accumulated net realized gain (loss) on investments                    (14,457)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      (113,230)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,620,351


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        1,031,650               316,694              90,815               90,633               90,559

Shares Outstanding                       91,093                28,000               8,029                8,000                8,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          11.33                11.31                11.31                11.33                11.32

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From December 31, 2001 (commencement of operations) to

February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                           1,779

Interest                                                                   207

TOTAL INCOME                                                             1,986

EXPENSES:

Management fee--Note 2(a)                                                1,637

Registration fees                                                        9,656

Auditing fees                                                            4,000

Prospectus and shareholders' reports                                       834

Custodian fees--Note 2(c)                                                  723

Distribution fees--Note 2(b)                                               573

Shareholder servicing costs--Note 2(c)                                     541

Directors' fees and expenses--Note 2(d)                                     40

Legal fees                                                                  10

Miscellaneous                                                              110

TOTAL EXPENSES                                                          18,124

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 2(a)                                        (14,316)

NET EXPENSES                                                             3,808

INVESTMENT (LOSS)                                                       (1,822)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (14,457)

Net unrealized appreciation (depreciation) on investments            (113,230)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (127,687)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (129,509)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From December 31, 2001 (commencement of operations) to February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                      (1,822)

Net realized gain (loss) on investments                               (14,457)

Net unrealized appreciation (depreciation) on investments            (113,230)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      (129,509)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                       1,099,529

Class B shares                                                         350,000

Class C shares                                                         100,338

Class R shares                                                         100,000

Class T shares                                                         100,000

Cost of shares redeemed:

Class A shares                                                             (7)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS    1,749,860

TOTAL INCREASE (DECREASE) IN NET ASSETS                              1,620,351
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        1,620,351

SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                             91,094

Shares redeemed                                                            (1)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           91,093
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                                             28,000
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                                              8,029
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                              8,000
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                                              8,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for each share class for the period from December 31, 2001 (commencement of operations) to February 28, 2002. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period. These figures have been derived from the fund's financial statements.


                                                              Class A       Class B        Class C        Class R        Class T
                                                               Shares        Shares         Shares         Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.50         12.50          12.50          12.50         12.50

Investment Operations:

Investment (loss)(a)                                            (.01)          (.03)          (.03)         (.01)          (.02)

Net realized and unrealized
   gain (loss) on investments                                  (1.16)         (1.16)         (1.16)        (1.16)         (1.16)

Total from Investment Operations                               (1.17)         (1.19)         (1.19)        (1.17)         (1.18)

Net asset value, end of period                                  11.33         11.31          11.31         11.33          11.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             (9.36)(c)     (9.52)(c)      (9.52)(c)     (9.36)         (9.44)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(b)                        .25           .37            .37           .21            .29

Ratio of investment (loss)
   to average net assets(b)                                      (.09)         (.23)          (.23)         (.07)          (.15)

Decrease reflected in
   above expense ratios
   due to undertaking by
   The Dreyfus Corporation(b)                                    1.10          1.06           1.06          1.06           1.06

Portfolio Turnover Rate(b)                                       7.81          7.81           7.81          7.81           7.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           1,032           317             91            91             91

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund, which commenced operations on December 31, 2001. The fund' s investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2002, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 28,000 Class A shares, 8,000 Class C shares and all of the outstanding Class B, Class R and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $38 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized cap ital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management (" Agreement") agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from December 31, 2001 through August 31, 2002 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Service Plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $14,316 during the period ended February 28, 2002.

The Distributor retained $42 during the period ended February 28, 2002 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2002, Class B, Class C and Class T shares were charged $415, $118 and $40 respectively, pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, Class A, Class B, Class C and Class T shares were charged $289, $138, $39 and $40, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $8 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $723 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $1,749,080 and $92,451, respectively.

At February 28, 2002, accumulated net unrealized depreciation on investments was $113,230, consisting of $16,931 gross unrealized appreciation and $130,161 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                  For More Information

                        Dreyfus Premier Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  527SA0202



================================================================================



      Dreyfus
      Premier Structured
      Mid Cap Fund




      SEMIANNUAL REPORT February 28, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                        Dreyfus Premier Structured Mid Cap Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Structured Mid Cap Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Dunn.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager

How did Dreyfus Premier Structured Mid Cap Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund produced a total return of 2.29% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 2.46% for Class R shares and 2.21% for Class T shares.(1) In comparison, the Standard & Poor's MidCap 400 Index ("S&P 400 Index") and the Russell Midcap Index produced total returns of 2.89% and 1.36%, respectively, for the same period.(2)

We attribute the fund's returns to its value-oriented holdings, which produced relatively strong returns during the reporting period. However, the fund's growth-oriented stock holdings caused its return to slightly trail that of its benchmark.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund invests primarily in a blended portfolio of growth and value stocks of midsize companies whose market values generally range between $2 billion and $10 billion at the time of purchase. However, since the fund may continue to hold a security as its market capitalization grows, a small portion of the fund's holdings may have market values in excess of $10 billion at any given time. The fund's stock investments will largely include U.S. common stocks, but on occasion may also include preferred stocks and foreign stocks and convertible securities of U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on:

* FUNDAMENTAL MOMENTUM, such as reported and forecasted earnings for a company relative to its past, peers, and the models' overall stock universe;

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* RELATIVE VALUE, such as current and forecasted price-to-earnings ratios, yields and other price-sensitive data for a stock compared to its past, peers, and the models' overall stock universe;

* FUTURE CASH FLOW, which is a stock's potential price appreciation based on historical information and analysts' forecasts of return on capital,
     earnings and dividends;    and

* ADDITIONAL FACTORS, such as trading by company insiders or stock pricing variables and historical information.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to
remain    fully    invested.

What other factors influenced the fund's performance?

The fund was most influenced by our disciplined approach to stock selection. For the reporting period, the fund' s value stocks provided virtually all of the gains, while the growth component posted a modestly negative return. That's because investors, concerned about a lagging economy during much of the reporting period, seemed to favor more defensive-type companies over traditional growth companies. Although the fund's growth stocks began to improve in January and February, it was not enough to offset losses incurred earlier.

At the heart of this fund's strategy is the fact that we generally disregard broad economic or market trends when making investment decisions, preferring instead to focus on the strengths and weaknesses of individual companies. However, the September 11 terrorist attacks resulted in such sharp declines in certain industries, including travel, consumer discretionary and semiconductors, that it was impossible not to notice the low statistical ratings many of these companies received. These unusual times called for unusual measures -- we departed from our normal process and made a conscious attempt to identify fundamentally sound stocks within these specific industries. Many of these
stocks    began    to    rally    strongly    in    October,    as    investors
became more confident about the future of the economy, and consumer spending increased.

By design, the fund's largest holdings generally have a combination of favorable value and growth characteristics. During the reporting period, the fund's five largest holdings were Hibernia Corporation, a small, full-service banking chain in Texas and Louisiana; Lennar Corporation, a national homebuilding company; Wallace Computer Services, a leading provider of printing services to Fortune 1,000 customers; GreenPoint Financial, which offers home finance and consumer banking services; and Oxford Health Plans, the health benefit plan provider

What is the fund's current strategy?

As  of  the  end  of  the reporting period, we are finding a number of companies within the financial services, technology, consumer non-durables and utilities groups, where we believe the stock prices have been unfairly punished by investors during an uncertain economic environment. Conversely, we are finding fewer investment opportunities within consumer services, energy and transportation. Of course, we will continue to monitor all industry groups in search of the best investment opportunities within each of those areas

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



COMMON STOCKS--97.5%                                                                             Shares                 Value ($)
--------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--5.4%

AmerisourceBergen                                                                                   100                    6,770

Ceridian                                                                                            900  (a)              16,740

Harte-Hanks                                                                                         600                   18,150

Henry Schein                                                                                        300  (a)              12,903

SunGard Data Systems                                                                                400  (a)              12,348

Tech Data                                                                                           400  (a)              18,320

Wallace Computer Services                                                                         1,100                   20,548

                                                                                                                         105,779

COMMUNICATIONS--.9%

PanAmSat                                                                                            400  (a)               8,604

West                                                                                                300  (a)               8,439

                                                                                                                          17,043

CONSUMER DURABLES--5.8%

Activision                                                                                          600  (a)              17,136

Bandag                                                                                              200                    7,310

D.R. Horton                                                                                         400                   15,960

Electronic Arts                                                                                     400  (a)              21,528

Lennar                                                                                              500                   27,605

Mohawk Industries                                                                                   400  (a)              25,172

                                                                                                                         114,711

CONSUMER NON-DURABLES--5.6%

Dole Food Co.                                                                                       700                   20,671

Hormel Foods                                                                                        400                   10,948

PepsiAmericas                                                                                     1,400                   19,208

R.J. Reynolds Tobacco Holdings                                                                      300                   19,695

Smithfield Foods                                                                                    500  (a)              12,350

Tyson Foods, Cl. A                                                                                1,600                   20,784

Universal                                                                                           200                    7,344

                                                                                                                         111,000

CONSUMER SERVICES--6.6%

Apollo Group, Cl. A                                                                                 500  (a)              24,275

Entercom Communications                                                                             200  (a)              10,242

International Speedway, Cl. A                                                                       400                   17,576

Lee Enterprises                                                                                     300                   10,755

Mandalay Resort Group                                                                               600  (a)              17,580

Papa John's International                                                                           400  (a)              10,364


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Pixar                                                                                               300  (a)               9,753

Ticketmaster                                                                                        200  (a)               4,800

Westwood One                                                                                        700  (a)              25,039

                                                                                                                         130,384

ELECTRONIC TECHNOLOGY--8.5%

Advanced Micro Devices                                                                              600  (a)               8,100

FEI Co.                                                                                             500  (a)              14,325

Intersil, Cl. A                                                                                     300  (a)               8,214

L-3 Communications                                                                                  200  (a)              21,970

Lam Research                                                                                        900  (a)              19,476

Mentor Graphics                                                                                     800  (a)              17,368

NCR                                                                                                 200  (a)               8,360

NVIDIA                                                                                              100  (a)               5,101

Semtech                                                                                             600  (a)              18,108

Storage Technology                                                                                1,100  (a)              21,120

TriQuint Semiconductor                                                                              500  (a)               4,525

UTStarcom                                                                                           300  (a)               6,075

Vishay Intertechnology                                                                              800  (a)              14,168

                                                                                                                         166,910

ENERGY MINERALS--2.9%

Forest Oil                                                                                          600  (a)              15,414

Ocean Energy                                                                                        900                   16,425

Valero Energy                                                                                       600                   25,698

                                                                                                                          57,537

FINANCE--19.1%

AmeriCredit                                                                                         700  (a)              16,345

Associated Banc-Corp                                                                                700                   25,662

Compass Bancshares                                                                                  500                   14,975

Copart                                                                                              400  (a)               6,956

Countrywide Credit                                                                                  200                    8,210

E*Trade                                                                                           1,000  (a)               8,100

Fidelity National Financial                                                                         600                   15,912

First Tennessee National                                                                            800                   27,600

Golden State Bancorp                                                                                500                   15,240

GreenPoint Financial                                                                                700                   30,800

Hibernia, Cl. A                                                                                   1,500                   27,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Independence Community Bank                                                                         600                   16,500

Jefferson-Pilot                                                                                     100                   5,057

M&T Bank                                                                                            400                   30,600

Marshall & Ilsley                                                                                   200                   12,198

Metris                                                                                              500                    8,140

Neuberger Berman                                                                                    350                   14,777

North Fork Bancorporation                                                                           400                   13,832

Old National Bancorp                                                                                400                    9,396

Protective Life                                                                                     600                   18,636

Radian Group                                                                                        600                   28,002

T. Rowe Price Group                                                                                 300                   11,943

Unitrin                                                                                             300                   11,844

                                                                                                                         378,325

HEALTH TECHNOLOGY--7.7%

Apogent Technologies                                                                                800  (a)              19,208

Barr Laboratories                                                                                   300  (a)              20,475

Edwards Lifesciences                                                                                400  (a)              11,412

IDEC Pharmaceuticals                                                                                200  (a)              12,564

IVAX                                                                                                900  (a)              15,300

Medicis Pharmaceutical, Cl. A                                                                       100  (a)               5,599

Millennium Pharmaceuticals                                                                          200  (a)               3,756

Mylan Laboratories                                                                                  800                   24,304

Perrigo                                                                                             800  (a)               8,952

SICOR                                                                                               700  (a)              11,200

STERIS                                                                                              900  (a)              18,468

                                                                                                                         151,238

INDUSTRIAL SERVICES--3.2%

Dycom Industries                                                                                    500  (a)               7,575

Helmerich & Payne                                                                                   300                   10,122

Jacobs Engineering Group                                                                            100  (a)               6,745

Shaw Group                                                                                          300  (a)               7,287

Smith International                                                                                 200  (a)              12,930

Tidewater                                                                                           500                   19,490

                                                                                                                          64,149

PROCESS INDUSTRIES--4.2%

Albemarle                                                                                           500                   11,855

Pactiv                                                                                              700  (a)              13,321


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

RPM                                                                                               1,100                   18,370

Schulman (A.)                                                                                       700                   12,796

Sealed Air                                                                                          200  (a)               8,996

Sherwin-Williams                                                                                    300                    7,926

Wausau-Mosinee Paper                                                                                900                   10,251

                                                                                                                          83,515

PRODUCER MANUFACTURING--6.3%

American Standard Cos.                                                                              300  (a)              19,590

Autoliv                                                                                             100                    2,365

Harsco                                                                                              400                   14,848

Lear                                                                                                300  (a)              13,410

Mettler-Toledo International                                                                        200  (a)               9,690

Pentair                                                                                             500                   19,500

Precision Castparts                                                                                 200                    6,450

SPX                                                                                                 200  (a)              25,302

York International                                                                                  400                   14,000

                                                                                                                         125,155

RETAIL TRADE--3.4%

AutoNation                                                                                          800  (a)               9,992

Circuit City Stores-Circuit City Group                                                              300                    5,364

Dollar Tree Stores                                                                                  200  (a)               6,408

Federated Department Stores                                                                         200  (a)               8,382

Lands' End                                                                                          300  (a)              14,676

Ross Stores                                                                                         100                    3,606

Williams-Sonoma                                                                                     400  (a)              18,140

                                                                                                                          66,568

TECHNOLOGY SERVICES--10.4%

Affiliated Computer Services                                                                        400  (a)              19,564

BISYS Group                                                                                         600  (a)              18,888

Cadence Design Systems                                                                              800  (a)              16,920

Caremark Rx                                                                                         400  (a)               6,980

Compuware                                                                                           900  (a)              10,269

DST Systems                                                                                         500  (a)              20,845

Express Scripts                                                                                     400  (a)              20,708

Health Net                                                                                          500  (a)              12,120

Internet Security Systems                                                                           400  (a)               9,484

Network Associates                                                                                  600  (a)              14,232

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Omnicare                                                                                            400                    8,460

Oxford Health Plans                                                                                 700  (a)              25,445

Quest Diagnostics                                                                                   300  (a)              21,273

                                                                                                                         205,188

TRANSPORTATION--1.6%

Airborne                                                                                            900                   16,272

Overseas Shipholding Group                                                                          800                   16,224

                                                                                                                          32,496

UTILITIES--5.9%

AGL Resources                                                                                       500                   11,125

Black Hills                                                                                         500                   13,840

DPL                                                                                                 200                    4,622

Northeast Utilities                                                                                 600                   11,028

PNM Resources                                                                                       600                   16,164

Potomac Electric Power                                                                              700                   15,372

Puget Energy                                                                                        700                   15,120

SCANA                                                                                               400                   11,100

UtiliCorp United                                                                                    800                   17,632

                                                                                                                         116,003
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,888,924)                                                                97.5%               1,926,001

CASH AND RECEIVABLES (NET)                                                                          2.5%                  50,281

NET ASSETS                                                                                        100.0%               1,976,282

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,888,924    1,926,001

Cash                                                                     15,255

Receivable for investment securities sold                                 2,345

Dividends receivable                                                      2,003

Prepaid expenses                                                         41,379

Due from The Dreyfus Corporation                                         11,102

                                                                      1,998,085
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                               8,989

Accrued expenses                                                         12,814

                                                                         21,803
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,976,282
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,039,808

Accumulated undistributed investment income--net                          3,132

Accumulated net realized gain (loss) on investments                    (103,735)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                         37,077
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,976,282

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          678,096              677,075              235,086              193,324              192,701

Shares Outstanding                       56,209               56,413               19,589               16,000               16,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.06                12.00                12.00                12.08                12.04

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          10,072

Interest                                                                    83

TOTAL INCOME                                                            10,155

EXPENSES:

Management fee--Note 3(a)                                                6,910

Registration fees                                                       33,699

Legal fees                                                              10,068

Auditing fees                                                            8,750

Prospectus and shareholders' reports                                     6,028

Distribution fees--Note 3(b)                                             3,408

Custodian fees--Note 3(c)                                                2,173

Shareholder servicing costs--Note 3(c)                                   2,147

Directors' fees and expenses--Note 3(d)                                     69

Miscellaneous                                                            2,855

TOTAL EXPENSES                                                          76,107

Less-expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (59,106)

NET EXPENSES                                                            17,001

INVESTMENT (LOSS)                                                       (6,846)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (71,518)

Net unrealized appreciation (depreciation) on investments              118,897

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  47,379

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    40,533

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002          Year Ended
                                               (Unaudited)   August 31, 2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                  (6,846)               (658)

Net realized gain (loss) on investments           (71,518)            (32,217)

Net unrealized appreciation (depreciation)
   on investments                                 118,897             (81,820)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       40,533            (114,695)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                      2,466             700,000

Class B shares                                      5,000             700,000

Class C shares                                      4,989             237,989

Class R shares                                         --             200,000

Class T shares                                         --             200,000

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                 12,455           2,037,989

TOTAL INCREASE (DECREASE) IN NET ASSETS            52,988           1,923,294
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,923,294                  --

END OF PERIOD                                   1,976,282           1,923,294

Undistributed investment income--net                3,132               9,978

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        February 28, 2002          Year Ended
                                               (Unaudited)   August 31, 2001(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

SHARES SOLD                                           209               56,000
--------------------------------------------------------------------------------

CLASS B

SHARES SOLD                                           413               56,000
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                           412               19,177
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                            --               16,000
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            --               16,000

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                        February 28, 2002         Year Ended
CLASS A SHARES                                 (Unaudited)   August 31, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.79            12.50

Investment Operations:

Investment income (loss)--net                        (.02)(b)          .00(b,c)

Net realized and unrealized gain (loss)
   on investments                                     .29             (.71)

Total from Investment Operations                      .27             (.71)

Net asset value, end of period                      12.06            11.79
------------------------------------------------------------------------------

TOTAL RETURN (%)(D,E)                                2.29            (5.68)
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(e)            .74              .26

Ratio of net investment income (loss)
   to average net assets(e)                          (.20)             .03

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation(e)                        3.18             1.39

Portfolio Turnover Rate(e)                          45.31            24.76
------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 678              660

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                        February 28, 2002         Year Ended
CLASS B SHARES                                 (Unaudited)   August 31, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.78             12.50

Investment Operations:

Investment (loss)                                    (.06)(b)          (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                     .28              (.71)

Total from Investment Operations                      .22              (.72)

Net asset value, end of period                      12.00             11.78
-------------------------------------------------------------------------------

TOTAL RETURN (%)(C,D)                                1.95             (5.76)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(d)           1.11               .39

Ratio of investment (loss)
   to average net assets(d)                          (.57)             (.11)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation(d)                        3.18              1.39

Portfolio Turnover Rate(d)                          45.31             24.76
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 677               660

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                        February 28, 2002         Year Ended
CLASS C SHARES                                 (Unaudited)   August 31, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.78             12.50

Investment Operations:

Investment (loss)                                    (.06)(b)          (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                     .28              (.71)

Total from Investment Operations                      .22              (.72)

Net asset value, end of period                      12.00             11.78
-------------------------------------------------------------------------------

TOTAL RETURN (%)(C,D)                                1.95             (5.76)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(d)           1.12               .40

Ratio of investment (loss)
   to average net assets(d)                          (.57)             (.11)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation(d)                        3.18              1.39

Portfolio Turnover Rate(d)                          45.31             24.76
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 235               226

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                        February 28, 2002         Year Ended
CLASS R SHARES                                 (Unaudited)   August 31, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.80              12.50

Investment Operations:

Investment income (loss)--net                        (.01)(b)            .01(b)

Net realized and unrealized gain (loss)
   on investments                                     .29               (.71)

Total from Investment Operations                      .28               (.70)

Net asset value, end of period                      12.08              11.80
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  2.46              (5.60)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)            .62                .22

Ratio of net investment income (loss)
   to average net assets(c)                          (.08)               .07

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation(c)                        3.18               1.39

Portfolio Turnover Rate(c)                          45.31              24.76
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 193                189

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                        February 28, 2002         Year Ended
CLASS T SHARES                                 (Unaudited)   August 31, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                11.79           12.50

Investment Operations:

Investment (loss)                                    (.04)(b)        (.00)(b,c)

Net realized and unrealized gain (loss)
   on investments                                     .29            (.71)

Total from Investment Operations                      .25            (.71)

Net asset value, end of period                      12.04           11.79
-----------------------------------------------------------------------------

TOTAL RETURN (%)(D,E)                                2.21           (5.68)
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(e)            .87              .31

Ratio of investment (loss)
   to average net assets(e)                          (.32)            (.02)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation(e)                        3.18             1.39

Portfolio Turnover Rate(e)                          45.31            24.76
-----------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 193              189

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Structured Mid Cap Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Franklin Portfolio Associates, LLC (" Franklin Portfolio"), an affiliate of Dreyfus serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2002, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 56,000 Class A shares, 56,000 Class B shares, 16,000 Class C shares and all of the outstanding Class R and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equiv
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

alent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $81 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement (" Agreement" ) with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2001 through August 31, 2002 that, if the fund's aggregate
expenses,   exclusive   of  taxes,  brokerage  fees,  interest  on  borrowings,
Distribution Plan fees, Shareholder Service Plan fees and extraordinary expenses, exceed an annual rate of 1.25 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $59,106 during the period ended February 28, 2002.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2002, Class B, Class
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

C and Class T shares were charged $2,369, $814 and $225 respectively, pursuant to the Plan.

(C) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2001, Class A, Class B, Class C and Class T shares were charged $791, $790, $271 and $225 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $27 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $2,173 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board mem

bers, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $842,012 and $821,138, respectively.

At February 28, 2002, accumulated net unrealized appreciation on investments was $37,077, consisting of $165,069 gross unrealized appreciation and $127,992 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                   For More Information

                        Dreyfus Premier
                        Structured Mid Cap Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Franklin Portfolio Associates, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  936SA0202


================================================================================



      Dreyfus
      Premier Technology
      Growth Fund



      SEMIANNUAL REPORT February 28, 2002



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Technology Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Technology Growth Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmarks?

For the six-month period ended February 28, 2002, the fund produced total returns of -1.82% for Class A shares, -2.30% for Class B shares, -2.26% for Class C shares, -1.67% for Class R shares and -2.10% for Class T shares.(1) In comparison, the fund's benchmarks, the Morgan Stanley High Technology 35 Index and the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), produced total returns of -11.55 and -1.67% , respectively, over the same period.(2,3

After the September 11 terrorist attacks drove many technology stocks to new lows, the U.S. economy appeared to bottom, business conditions began to show signs of potential improvement and investors became more optimistic. As a result, technology stocks rallied sharply. However, some of the gains achieved during the fourth quarter of 2001 were given up early in 2002 as investors reacted to uncertainty regarding the recovery's strength.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We seek to emphasize the most attractive sectors and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, biotechnology, computer software and hardware, electronic components and systems, data networking and telecommunications equipment and services industries.

Typically, we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and strong
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain leadership positions over time. Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

When the reporting period began, a slowing economy caused many businesses to continue to reduce capital expenditures, and technology stocks were hurt by a sharp falloff in customer demand. However, the fund avoided the brunt of those losses by moving toward a more conservative and diversified range of technology investments. We emphasized the regional Bell operating companies, which provided steady, if unspectacular, growth in a weak economic environment. We established positions in biotechnology firms such as Genentech and video gaming companies such as Electronic Arts. And we maintained positions in technology services leaders such as Electronic Data Systems and Automatic Data Processing, which have multiyear customer contracts to support their revenue streams. This conservative positioning enabled the fund to hold up relatively well in the wake of the September 11 attacks.

In November and December, we began to detect signs that the business environment was stabilizing. Accordingly, we positioned the portfolio for the early stages of recovery by eliminating defensive positions in the regional Bell operating companies and increasing exposure to more aggressive stocks such as semiconductor companies and software businesses. Although these growth-oriented holdings produced robust returns by year-end, they gave back some of their gains in January and February.

What is the fund's current strategy?

As signs of potential economic recovery continued to accumulate near the end of the reporting period, we increased our investments in fast-growing market niches such as suppliers of components for DVD players, which are rapidly replacing videotape players in U.S. homes.


We have also increased our holdings of relatively mature companies that we believe have the potential to achieve rapid growth by consolidating their industries. Taiwan Semiconductor is benefiting from a shift to the outsourced manufacturing of semiconductors. These include Dell Computer, which has increased its market share by keeping costs low.

These strategies reflect our belief that, as a group, technology stocks should benefit from a stronger economy. However, we remain cautious in the absence of a technological advance or other catalyst that will spark the next wave of corporate technology spending. Accordingly, we once again remind you that technology stocks can be highly volatile, and the fund should be considered as part of a broadly diversified, long-term investment portfolio.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



COMMON STOCKS--89.1%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--1.7%

Genentech                                                                                       390,000  (a)          18,408,000

COMPUTER SERVICES--3.2%

Automatic Data Processing                                                                       450,000               23,719,500

Electronic Data Systems                                                                         192,000               11,333,760

                                                                                                                      35,053,260

DATA STORAGE--8.7%

Brocade Communications Systems                                                                  700,000  (a,b)        15,379,000

EMC                                                                                           1,600,000  (a)          17,440,000

Emulex                                                                                          600,000  (a)          19,476,000

QLogic                                                                                          250,000  (a)           9,312,500

VERITAS Software                                                                                900,000  (a,b)        31,941,000

                                                                                                                      93,548,500

HARDWARE--7.4%

Concurrent Computer                                                                             600,000  (a)           6,006,000

Dell Computer                                                                                 1,350,000  (a)          33,331,500

International Business Machines                                                                 145,000  (b)          14,227,400

SeaChange International                                                                         300,000  (a)           6,129,000

Sun Microsystems                                                                              2,400,000  (a,b)        20,424,000

                                                                                                                      80,117,900

INTERNET--2.1%

eBay                                                                                            425,000  (a,b)        22,121,250

NETWORKING--2.2%

Cisco Systems                                                                                 1,650,000  (a,b)        23,545,500

SEMICONDUCTORS--20.8%

Intel                                                                                           775,000  (b)          22,126,250

Linear Technology                                                                               765,000               28,174,950

Micrel                                                                                          825,000  (a)          16,566,000

Taiwan Semiconductor                                                                         25,300,000  (a)          59,172,847

Texas Instruments                                                                               940,000               27,589,000

United Microelectronics, ADR                                                                  3,000,000  (a,b)        25,350,000

Xilinx                                                                                          470,000  (a)          16,882,400

Zoran                                                                                           775,000  (a)          27,985,250

                                                                                                                     223,846,697

SEMICONDUCTOR EQUIPMENT--12.3%

Applied Materials                                                                               800,000  (a,b)        34,776,000

KLA-Tencor                                                                                      765,000  (a)          44,301,150

Novellus Systems                                                                                625,000  (a)          26,618,750

Teradyne                                                                                        800,000  (a,b)        26,808,000

                                                                                                                     132,503,900


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFTWARE--19.9%

Adobe Systems                                                                                   560,000               20,372,800

Amdocs                                                                                          800,000  (a,b)        22,600,000

BEA Systems                                                                                   1,000,000  (a)          12,710,000

Microsoft                                                                                       675,000  (a)          39,379,500

Oracle                                                                                        1,750,000  (a)          29,085,000

PeopleSoft                                                                                      675,000  (a)          19,622,250

Rational Software                                                                             2,300,000  (a)          42,688,000

Siebel Systems                                                                                1,025,000  (a,b)        28,454,000

                                                                                                                     214,911,550

TELECOMMUNICATION EQUIPMENT--10.8%

Comverse Technology                                                                           1,075,000  (a,b)        16,823,750

Finisar                                                                                         610,100  (a)           3,721,610

Nokia, ADR                                                                                    1,250,000  (b)          25,962,500

Nortel Networks                                                                               1,500,000                7,605,000

Qualcomm                                                                                        330,000  (a)          10,972,500

Scientific-Atlanta                                                                            1,185,000  (b)          26,508,450

UTStarcom                                                                                     1,260,000  (a,b)        25,515,000

                                                                                                                     117,108,810

TOTAL COMMON STOCKS

   (cost $1,118,727,704)                                                                                             961,165,367
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--8.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.66%, 3/7/2002                                                                            7,329,000                7,326,709

   1.69%, 3/14/2002                                                                           8,283,000                8,278,817

   1.71%, 3/21/2002                                                                          24,332,000               24,315,359

   1.67%, 5/16/2002                                                                          20,000,000               19,928,600

   1.69%, 5/23/2002                                                                          19,594,000               19,517,191

   1.69%, 5/30/2002                                                                          15,000,000               14,936,250

TOTAL SHORT-TERM INVESTMENTS

   (cost $94,297,394)                                                                                                 94,302,926
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,213,025,098)                                                           97.9%            1,055,468,293

CASH AND RECEIVABLES (NET)                                                                         2.1%               22,899,087

NET ASSETS                                                                                       100.0%            1,078,367,380

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2002, THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $82,925,320 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $87,892,595.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,213,025,098 1,055,468,293

Cash                                                                    552,728

Cash denominations in foreign currencies                  115,906       114,782

Collateral for securities loaned--Note 1(c)                          87,892,595

Receivable for investment securities sold                            29,094,321

Receivable for shares of Common Stock subscribed                      1,070,662

Dividends receivable                                                    112,601

Prepaid expenses                                                         87,050

                                                                  1,174,393,032
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,593,979

Liability for securities loaned--Note 1(c)                           87,892,595

Payable for shares of Common Stock redeemed                           3,175,597

Payable for investment securities purchased                           2,747,474

Accrued expenses                                                        616,007

                                                                     96,025,652
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,078,367,380
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,202,246,733

Accumulated investment (loss)                                       (8,352,575)

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                   (957,968,849)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                (157,557,929)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,078,367,380

NET ASSET VALUE PER SHARE


                                          Class A               Class B               Class C            Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        557,514,862            342,809,529           161,455,398        10,860,265          5,727,326

Shares Outstanding                     25,151,054             15,831,680             7,456,879           486,114            261,378
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                            22.17                 21.65                 21.65              22.34              21.91

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       1,400,287

Interest                                                             1,264,386

TOTAL INCOME                                                         2,664,673

EXPENSES:

Management fee--Note 3(a)                                            4,313,452

Shareholder servicing costs--Note 3(c)                               4,260,246

Distribution fees--Note 3(b)                                         2,058,776

Prospectus and shareholders' reports                                   152,975

Custodian fees--Note 3(c)                                               95,902

Registration fees                                                       72,557

Professional fees                                                       21,741

Directors' fees and expenses--Note 3(d)                                 15,925

Miscellaneous                                                           25,674

TOTAL EXPENSES                                                      11,017,248

INVESTMENT (LOSS)                                                  (8,352,575)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                              (186,131,671)

  Short sale transactions                                          (1,567,845)

NET REALIZED GAIN (LOSS)                                         (187,699,516)

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                    173,423,762

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (14,275,754)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (22,628,329)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002           Year Ended
                                              (Unaudited)      August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (8,352,575)         (20,710,389)

Net realized gain (loss) on investments     (187,699,516)        (618,314,701)

Net unrealized appreciation (depreciation)
   on investments                            173,423,762       (1,725,017,164)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (22,628,329)      (2,364,042,254)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                308,766,534         801,511,272

Class B shares                                 15,324,256         153,229,818

Class C shares                                  9,743,890         131,350,895

Class R shares                                  3,422,538          10,732,950

Class T shares                                    309,065           3,781,357

Cost of shares redeemed:

Class A shares                              (309,398,515)        (761,736,949)

Class B shares                               (39,283,788)        (116,440,234)

Class C shares                               (27,097,750)        (141,333,241)

Class R shares                                (2,138,149)         (46,911,192)

Class T shares                                (1,039,568)          (2,977,650)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (41,391,487)          31,207,026

TOTAL INCREASE (DECREASE) IN NET ASSETS      (64,019,816)      (2,332,835,228)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                         1,142,387,196        3,475,222,424

END OF PERIOD                               1,078,367,380        1,142,387,196

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                        February 28, 2002           Year Ended
                                              (Unaudited)      August 31, 2001
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

CLASS A(A)

Shares sold                                    13,216,469           21,884,080

Shares redeemed                               (13,237,022)         (21,296,192)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (20,553)              587,888
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       668,869            3,752,114

Shares redeemed                                (1,766,686)          (3,408,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,097,817)             343,968
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       424,158            3,134,612

Shares redeemed                                (1,202,958)          (3,929,828)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (778,800)            (795,216)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       140,909              306,152

Shares redeemed                                   (89,282)          (1,139,204)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      51,627             (833,052)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        12,936               92,292

Shares redeemed                                   (45,750)             (81,319)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (32,814)              10,973

(A) DURING THE PERIOD ENDED FEBRUARY 28, 2002, 14,552 CLASS B SHARES REPRESENTING $348,727 WERE AUTOMATICALLY CONVERTED TO 14,229 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2001, 45,101 CLASS B SHARES REPRESENTING $2,136,753 WERE AUTOMATICALLY CONVERTED TO 44,530 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                               Six Months Ended
                                              February 28, 2002                                  Year Ended August 31,
                                                                            --------------------------------------------------------
CLASS A SHARES                                       (Unaudited)            2001              2000           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       22.58           67.51             32.21          12.11           12.50

Investment Operations:

Investment (loss)                                       (.12)(b)        (.25)(b)          (.43)(b)        (.18)(b)        (.10)(b)

Net realized and unrealized gain
   (loss) on investments                                   (.29)         (44.68)             35.98          20.36           (.29)

Total from Investment Operations                           (.41)         (44.93)             35.55          20.18           (.39)

Distributions:

Dividends from net realized gain
   on investments                                             --            --               (.25)          (.08)            --

Net asset value, end of period                             22.17           22.58            67.51           32.21           12.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (1.82)(c,d)      (66.55)(c)         110.71(c)       167.23(c)   (3.12)(d,e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                  .74(d)          1.22               1.12          1.20         1.12(d)

Ratio of interest expense
   to average net assets                                      --         .00(f)                --            --          .01(d)

Ratio of investment (loss)
   to average net assets                                (.52)(d)           (.66)             (.78)           (.64)      (.77)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                    --             --                --             .02         .81(d)

Portfolio Turnover Rate                                 44.98(d)          100.86            112.24          78.93       291.12(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          557,515          568,402         1,659,530        459,457          12,370

(A)  FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON OCTOBER 14,
     1997 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1998.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                            Six Months Ended
                                                           February 28, 2002                             Year Ended August 31,
                                                                                          -----------------------------------------
CLASS B SHARES                                                    (Unaudited)             2001              2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   22.16             66.81             32.13          28.25

Investment Operations:

Investment (loss)                                                   (.22)(b)          (.55)(b)           (.90)(b)       (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                               (.29)           (44.10)              35.83          4.04

Total from Investment Operations                                       (.51)           (44.65)              34.93          3.88

Distributions:

Dividends from net realized gain
   on investments                                                         --                --               (.25)          --

Net asset value, end of period                                         21.65            22.16               66.81          32.13
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (2.30)(d)           (66.83)             109.06         13.73(d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             1.19(d)              2.04               1.93           .81(d)

Ratio of interest expense
   to average net assets                                                  --             .00(e)                --             --

Ratio of investment (loss)
   to average net assets                                            (.96)(d)            (1.48)              (1.57)        (.61)(d)

Portfolio Turnover Rate                                             44.98(d)            100.86             112.24          78.93
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                       342,810           375,112           1,107,998        73,588

(A) FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                           February 28, 2002                             Year Ended August 31,
                                                                                          ------------------------------------------
CLASS C SHARES                                                    (Unaudited)             2001               2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   22.15             66.75              32.10           28.25

Investment Operations:

Investment (loss)                                                   (.21)(b)          (.54)(b)            (.90)(b)        (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                               (.29)           (44.06)              35.80           4.01

Total from Investment Operations                                       (.50)           (44.60)              34.90           3.85

Distributions:

Dividends from net realized gain
   on investments                                                         --               --                (.25)            --

Net asset value, end of period                                         21.65             22.15              66.75           32.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (2.26)(d)           (66.82)             109.06         13.63(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             1.16(d)            2.00                 1.91           .82(d)

Ratio of interest expense
   to average net assets                                                  --           .00(e)                  --               --

Ratio of investment (loss)
   to average net assets                                            (.93)(d)           (1.44)               (1.55)         (.62)(d)

Portfolio Turnover Rate                                             44.98(d)          100.86               112.24            78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                       161,455         182,418              602,842          30,207

(A)  FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                            Six Months Ended
                                                           February 28, 2002                              Year Ended August 31,
                                                                                          ------------------------------------------
CLASS R SHARES                                                    (Unaudited)             2001              2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   22.72             67.69             32.22           28.25

Investment Operations:

Investment (loss)                                                    (.08)(b)          (.14)(b)           (.30)(b)       (.07)(b)

Net realized and unrealized gain
   (loss) on investments                                               (.30)           (44.83)              36.02          4.04

Total from Investment Operations                                       (.38)           (44.97)              35.72          3.97

Distributions:

Dividends from net realized gain
   on investments                                                         --               --                (.25)          --

Net asset value, end of period                                         22.34             22.72              67.69          32.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (1.67)(c)           (66.44)             111.21         14.05(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                              .58(c)              .86                 .86           .44(c)

Ratio of interest expense
   to average net assets                                                  --            .00(d)                 --             --

Ratio of investment (loss)
   to average net assets                                            (.35)(c)             (.34)               (.48)         (.24)(c)

Portfolio Turnover Rate                                             44.98(c)            100.86             112.24           78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                        10,860             9,872             85,803           1,257

(A)  FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                           February 28, 2002                           Year Ended August 31,
                                                                                          ------------------------------------------
CLASS T SHARES                                                    (Unaudited)             2001               2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   22.38             67.26              32.21            32.21

Investment Operations:

Investment (loss)                                                   (.17)(b)          (.39)(b)           (.66)(b)             --

Net realized and unrealized gain
   (loss) on investments                                               (.30)           (44.49)              35.96             --

Total from Investment Operations                                       (.47)           (44.88)              35.30              --

Distributions:

Dividends from net realized gain
   on investments                                                         --               --                (.25)             --

Net asset value, end of period                                         21.91            22.38               67.26            32.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 (2.10)(c,d)        (66.72)(c)          109.93(c)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                              .98(d)            1.59               1.48                --

Ratio of interest expense
   to average net assets                                                  --           .00(e)              --                  --

Ratio of investment (loss)
   to average net assets                                            (.75)(d)            (1.04)             (1.11)              --

Portfolio Turnover Rate                                             44.98(d)            100.86             112.24             78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                         5,727             6,583             19,049                1

(A)  COMMENCED OFFERING SHARES ON AUGUST 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the service offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,230 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $54,818,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $7,796,000 of the carryover expires in fiscal 2008 and $47,022,000 expires in fiscal 2009.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leverage purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $926,432 during the period ended February 28, 2002 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for
distributing    their    shares   at   an   annual   rate   of   .75   of   1%
of the value of the average daily net assets of Class B and Class C shares and ..25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2002, Class B, Class C and Class T shares were charged $1,387,164, $663,665 and $7,947, respectively, pursuant to the Plan.

(c) Under the Shareholder Service Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, Class A, Class B, Class C and Class T shares were charged $733,002, $462,388, $221,222 and $7,947, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $1,083,089 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $95,902 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund "Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended February 28, 2002, the fund incurred total brokerage commissions of $1,185,606, of which $31,500 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The  following  summarizes  the  aggregate  amount  of  purchases  and  sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended February 28, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       457,391,518          511,562,473

Short sale transactions                  26,533,262           24,965,417

     TOTAL                              483,924,780          536,527,890

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At February 28, 2002, there were no forward currency exchange contracts outstanding.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At February 28, 2002, there were no securities sold short outstanding.

At February 28, 2002, accumulated net unrealized depreciation on investments was $157,556,805, consisting of $55,791,802 gross unrealized appreciation and $213,348,607 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES



                 For More Information

                        Dreyfus Premier
                        Technology Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  255SA0202


================================================================================




      Dreyfus
      Premier Strategic
      Value Fund



      SEMIANNUAL REPORT February 28, 2002



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier Strategic Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Strategic Value Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Quinn Stills.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Quinn Stills, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform relative to its benchmarks

For the six-month period ended February 28, 2002, the fund produced a total return of 0.25% for Class A shares, -0.15% for Class B shares, -0.08% for Class C shares, -0.26% for Class R shares and -0.41% for Class T shares.(1) The fund's benchmarks, the Russell 1000 Value Index and the Russell Midcap Value Index, achieved total returns of -0.79% and 4.03% , respectively, for the same period.(2, 3)

The market and fund's relatively flat performance masks the heightened day-to-day volatility that affected the stock market throughout the reporting period. While the fund provided slightly higher returns than the Russell 1000 Value Index, its returns trailed that of the Russell Midcap Index, primarily because of the fund's investments in larger companies in an environment that favored smaller stocks.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest in the stocks of value companies of any size. These investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends. The fund' s investment approach is value oriented and research driven. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research.

What other factors affected the fund's performance?

Like other investment styles, the value sector of the stock market was affected by heightened volatility in the wake of unusual external events, including the September 11 terrorist attacks, and the well-pub
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

licized bankruptcies and accounting scandals affecting several major corporations, along with the arrival and potential end of the nation's first recession in 10 years. Although we do not directly consider such influences when choosing investments, they certainly have an impact on the results provided by our statistical models and fundamental analyses of individual companies.

When the reporting period began, in fact, our models and research were pointing toward economically sensitive stocks that tend to do particularly well during a recovery. Although the September 11 attacks delayed that recovery into 2002, they also created compelling values among economically sensitive stocks, and we redoubled our efforts to identify suitable candidates for the fund. New purchases included stocks from a diverse array of industry groups, including technology firms, telecommunications companies and financial services businesses. Indeed, we had watched some of these companies for some time because we were attracted by their sound business fundamentals. However, prior to the beginning of the reporting period, they were too expensively valued to qualify for the fund.

To make room for these new purchases, we reduced the fund's holdings of traditionally defensive names, including producers of basic materials, which include paper and chemical manufacturers, and companies in the consumer staples group such as automobile companies.

The fund received particularly strong returns during the reporting period from its health care holdings. Top performers included Wellpoint Health Networks, which has pursued a strategy enabling it to raise prices enough to offset rising health care costs. In the technology group, the fund benefited from its investment in Xerox, the formerly troubled office equipment company, where business fundamentals have improved greatly. In the hard-hit travel industry, Southwest Airlines and casino operator Mandalay Bay Resort Group gained value even as most of their competitors languished.


On the other hand, the fund received disappointing results from companies that have not yet achieved their true potential, in our opinion. Such holdings include Corning and Nortel Networks, which have not yet recovered from the "tech wreck." In addition, computer giant International Business Machines was hurt by recent accounting concerns, which we believe were unwarranted.

What is the fund's current strategy?

We have continued to follow our disciplined strategy of seeking companies that we believe are poised for higher stock prices, either because of undervaluations, potential business improvements or other catalysts. As such, we have maintained our focus on high quality companies with strong balance sheets.

Early signs of recovery are emerging, and we have positioned the fund accordingly. Of course, we are prepared to change our strategy and the fund's composition as circumstances change.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



COMMON STOCKS--96.3%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--1.1%

Air Products & Chemicals                                                                         24,600                1,193,100

Solutia                                                                                          41,000                  278,800

                                                                                                                       1,471,900

BROADCASTING & PUBLISHING--.4%

Fox Entertainment Group, Cl. A                                                                   26,200  (a)             584,260

CAPITAL GOODS--15.1%

Andrew                                                                                           30,100  (a)             505,981

Corning                                                                                         966,900                6,507,237

Eaton                                                                                            15,500                1,251,470

Emerson Electric                                                                                 21,000                1,209,390

Illinois Tool Works                                                                              24,600                1,809,576

NCR                                                                                              17,700  (a)             739,860

Pentair                                                                                           5,800                  226,200

Rockwell Automation                                                                              14,900                  294,275

Rockwell Collins                                                                                 14,900                  346,425

United Technologies                                                                              48,500                3,538,075

Xerox                                                                                           431,800  (a)           4,192,778

                                                                                                                      20,621,267

CONSUMER DURABLES--5.2%

Ford Motor                                                                                       47,200                  702,336

Koninklijke (Royal) Philips Electronics (New York Shares)                                       109,100                2,832,236

Maytag                                                                                           89,600                3,577,728

                                                                                                                       7,112,300

CONSUMER NON-DURABLES--5.5%

Constellation Brands, Cl. A                                                                      40,200  (a)           2,184,870

Fortune Brands                                                                                   21,700                  987,350

Furniture Brands International                                                                   25,000  (a)             953,750

Jones Apparel Group                                                                               6,600  (a)             235,356

NIKE, Cl. B                                                                                      26,300                1,548,018

Procter & Gamble                                                                                  5,200                  440,908

UST                                                                                              32,400                1,129,464

                                                                                                                       7,479,716

CONSUMER SERVICES--7.5%

Circuit City Stores-Circuit City Group                                                           49,800                  890,424

Federated Department Stores                                                                      63,000  (a)           2,640,330

Liberty Media, Cl. A                                                                            202,300  (a)           2,589,440

RadioShack                                                                                       77,100                2,115,624


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Sabre Holdings                                                                                   20,800  (a)             915,408

Wal-Mart Stores                                                                                  14,400                  892,944

Young Broadcasting, Cl. A                                                                         7,900  (a)             192,602

                                                                                                                      10,236,772

ENERGY--5.8%

BP, ADR                                                                                          51,300                2,541,915

ChevronTexaco                                                                                     5,489                  463,491

El Paso                                                                                           4,500                  175,860

Exxon Mobil                                                                                      88,398                3,650,837

Royal Dutch Petroleum (New York Shares)                                                          20,700                1,063,359

                                                                                                                       7,895,462

FINANCIAL SERVICES--21.4%

Alliance Capital Management Holding                                                              88,700                4,003,918

Allmerica Financial                                                                              35,400                1,539,192

Allstate                                                                                         43,600                1,526,872

American Express                                                                                 39,400                1,436,130

Citigroup                                                                                        85,507                3,869,192

Fannie Mae                                                                                        6,000                  469,500

Goldman Sachs Group                                                                              37,100                3,002,874

Lehman Brothers Holdings                                                                         53,600                3,028,400

Marsh & McLennan Cos.                                                                            15,400                1,625,470

Merrill Lynch                                                                                    24,800                1,189,160

Morgan Stanley Dean Witter & Co.                                                                 50,000                2,456,000

Old Republic International                                                                       78,700                2,515,252

Stilwell Financial                                                                              114,000                2,600,340

                                                                                                                      29,262,300

HEALTH CARE--6.0%

Merck & Co.                                                                                      19,000                1,165,270

Oxford Health Plans                                                                              23,800  (a)             865,130

WellPoint Health Networks                                                                        50,900  (a)           6,190,458

                                                                                                                       8,220,858

LEISURE & TOURISM--1.6%

Mandalay Resort Group                                                                            74,900  (a)           2,194,570

TECHNOLOGY--20.0%

Apple Computer                                                                                  104,900  (a)           2,276,330

Avaya                                                                                            25,100  (a)             134,285

Axcelis Technologies                                                                             17,500  (a)             213,675

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

BMC Software                                                                                    173,000  (a)           2,776,650

Computer Associates International                                                               107,500                1,750,100

Computer Sciences                                                                                14,700  (a)             698,397

Compuware                                                                                       137,300  (a)           1,566,593

Intel                                                                                            24,800                  708,040

International Business Machines                                                                  53,000                5,200,360

KLA-Tencor                                                                                       36,900  (a)           2,136,879

KPMG Consulting                                                                                  11,200  (a)             196,336

Lucent Technologies                                                                             351,700                1,966,003

Microsoft                                                                                        10,800  (a)             630,072

Motorola                                                                                        108,200                1,406,600

Nortel Networks                                                                                 771,400                3,910,998

Sun Microsystems                                                                                 41,900  (a)             356,569

3Com                                                                                            295,200  (a)           1,416,960

                                                                                                                      27,344,847

TELECOMMUNICATIONS--.8%

Advanced Fibre Communications                                                                     4,400  (a)              71,500

Cable & Wireless, ADR                                                                            25,400                  237,490

Sprint (FON Group)                                                                               44,800                  631,232

Sprint (PCS Group)                                                                               16,700  (a)             154,475

                                                                                                                       1,094,697

TRANSPORTATION--4.2%

Carnival                                                                                         53,600                1,462,744

KLM Royal Dutch Airlines (New York Shares)                                                        9,300                  127,410

Southwest Airlines                                                                              138,500                2,923,735

USFreightways                                                                                    35,000                1,260,000

                                                                                                                       5,773,889

UTILITIES--1.7%

AT&T Wireless Services                                                                            3,700  (a)              37,333

BT Group, ADR                                                                                    13,500  (a)             494,775

Mirant                                                                                            3,300  (a)              28,644

Scottish Power, ADR                                                                              35,300                  842,611

Telephone and Data Systems                                                                       11,600                1,010,940

                                                                                                                       2,414,303

TOTAL COMMON STOCKS

   (cost $131,955,424)                                                                                               131,707,141


PREFERRED STOCKS--.8%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS;

News, ADS, Cum., $.4428

   (cost $1,504,360)                                                                             48,600                1,056,564
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS:

   1.69%, 3/14/2002                                                                           1,275,000                1,274,497

   1.70%, 3/21/2002                                                                           1,010,000                1,009,543

   1.72%, 3/28/2002                                                                             843,000                  841,913

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,125,181)                                                                                                   3,125,953
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $136,584,965)                                                              99.4%             135,889,658

CASH AND RECEIVABLES (NET)                                                                           .6%                 783,604

NET ASSETS                                                                                        100.0%             136,673,262

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          136,584,965   135,889,658

Cash                                                                   494,674

Receivable for investment securities sold                              329,563

Receivable for shares of Common Stock subscribed                       164,913

Dividends receivable                                                   147,741

Prepaid expenses                                                        29,182

                                                                   137,055,731
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          120,775

Payable for shares of Common Stock redeemed                            122,779

Accrued expenses                                                       138,915

                                                                       382,469
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     136,673,262
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    137,368,138

Accumulated investment (loss)                                         (255,685)

Accumulated net realized gain (loss) on investments                    256,116

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      (695,307)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     136,673,262

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R             Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      134,650,563           1,500,957               398,138              121,701               1,903

Shares Outstanding                    6,171,064              69,242                18,357                5,627              88,128
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          21.82               21.68                 21.69                21.63               21.59

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,193 foreign taxes withheld at source)        639,532

Interest                                                                57,767

TOTAL INCOME                                                           697,299

EXPENSES:

Management fee--Note 3(a)                                              470,531

Shareholder servicing costs--Note 3(c)                                 384,712

Registration fees                                                       36,252

Professional fees                                                       24,544

Prospectus and shareholders' reports                                    14,568

Custodian fees--Note 3(c)                                                9,657

Distribution fees--Note 3(b)                                             4,064

Directors' fees and expenses--Note 3(d)                                  1,569

Miscellaneous                                                            5,707

TOTAL EXPENSES                                                         951,604

INVESTMENT (LOSS)                                                     (254,305)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                373,688

Net unrealized appreciation (depreciation) on investments             (141,603)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 232,085

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (22,220)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002         Year Ended
                                              (Unaudited)    August 31, 2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (254,305)            440,433

Net realized gain (loss) on investments          373,688           6,797,122

Net unrealized appreciation (depreciation)
   on investments                               (141,603)        (15,560,036)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (22,220)         (8,322,481)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (404,209)         (1,160,972)

Class B shares                                    (2,400)                  --

Class C shares                                      (764)                  --

Class R shares                                        (3)                  --

Class T shares                                        (2)                  --

Net realized gain on investments:

Class A shares                                (3,449,609)        (12,184,102)

Class B shares                                   (19,935)                  --

Class C shares                                    (6,797)                  --

Class R shares                                       (26)                  --

Class T shares                                       (26)                  --

TOTAL DIVIDENDS                               (3,883,771)        (13,345,074)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                31,270,884          75,613,845

Class B shares                                 1,331,824             281,099

Class C shares                                   301,181             136,646

Class R shares                                   126,042               1,000

Class T shares                                       994               1,000

Dividends reinvested:

Class A shares                                 3,781,115          13,054,661

Class B shares                                    18,608                  --

Class C shares                                     2,212                  --

Class R shares                                        29                  --

Class T shares                                        28                  --

Cost of shares redeemed:

Class A shares                              (15,991,825)        (25,534,300)

Class B shares                                  (76,926)            (11,604)


                                         Six Months Ended
                                        February 28, 2002         Year Ended
                                              (Unaudited)    August 31, 2001(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed (continued):

Class C shares                                   (23,849)             (7,236)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            20,740,317          63,535,111

TOTAL INCREASE (DECREASE) IN NET ASSETS       16,834,326          41,867,556
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           119,838,936         77,971,380

END OF PERIOD                                 136,673,262        119,838,936

Undistributed investment income (loss)--net      (255,685)           405,998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS A(B)

Shares sold                                     1,412,824          3,105,009

Shares issued for dividends reinvested            170,937            563,673

Shares redeemed                                  (733,863)        (1,054,158)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     849,898          2,614,524
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                        60,319             11,999

Shares issued for dividends reinvested                845                 --

Shares redeemed                                    (3,435)              (486)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      57,729             11,513
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        13,823              5,863

Shares issued for dividends reinvested                100                 --

Shares redeemed                                    (1,123)              (306)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,800              5,557
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         5,584                 42

Shares issued for dividends reinvested                  1                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,585                 42
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            45                 42

Shares issued for dividends reinvested                  1                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          46                 42

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON JUNE 1, 2001. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B)  DURING  THE  PERIOD  ENDED   FEBRUARY  28,  2002,   1,235  CLASS  B  SHARES
     REPRESENTING $26,775 WERE AUTOMATICALLY CONVERTED TO 1,229 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                             Six Months Ended                           Year Ended August 31,
                                            February 28, 2002     -----------------------------------------------------------------
CLASS A SHARES                                   (Unaudited)           2001(a)         2000           1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                22.45           28.81           24.52          20.45        26.40       20.08

Investment Operations:

Investment income (loss)--net                          (.04)(b)         .11(b)          .43(b)         .05(b)       .05         .02

Net realized and unrealized
   gain (loss) on investments                           .10           (2.10)           6.46           5.11        (4.27)       8.22

Total from Investment Operations                        .06           (1.99)           6.89           5.16        (4.22)       8.24

Distributions:

Dividends from investment
   income--net                                         (.07)           (.38)           (.08)          (.04)        (.03)       (.05)

Dividends from net realized
   gain on investments                                 (.62)          (3.99)          (2.52)         (1.05)       (1.70)      (1.87)

Total Distributions                                    (.69)          (4.37)          (2.60)         (1.09)       (1.73)      (1.92)

Net asset value, end of period                        21.82           22.45           28.81          24.52        20.45       26.40
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        .25(c,d)      (7.38)(c)       30.88          25.41       (17.02)      43.57
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                .75(d)         1.29            1.34           1.29         1.27        1.24

Ratio of interest expense
   to average net assets                                 --             .00(e)          .00(e)         .01          .01          --

Ratio of net investment income (loss)
   to average net assets                               (.20)(d)         .43            1.72            .22          .16         .18

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                               --              --              --             --            --        .14

Portfolio Turnover Rate                               28.31(d)       337.44          235.16         225.12        170.46     120.71
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      134,651         119,455          77,971         72,244        91,909    159,529

(A)  THE FUND CHANGED TO A FIVE CLASS FUND ON JUNE 1, 2001. THE EXISTING  SHARES
     WERE REDESIGNATED CLASS A SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                         February 28, 2002    Year Ended
CLASS B SHARES                               (Unaudited)     August 31, 2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               22.40         24.04

Investment Operations:

Investment (loss)                                   (.11)(b)      (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                    .09         (1.62)

Total from Investment Operations                    (.02)        (1.64)

Distributions:

Dividends from investment income--net               (.08)           --

Dividends from net realized gain on investments     (.62)           --

Total Distributions                                 (.70)           --

Net asset value, end of period                     21.68         22.40
-------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                (.15)(d)     (6.82)(d)
-------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets             1.06(d)        .57(d)

Ratio of investment (loss)
   to average net assets                            (.49)(d)      (.09)(d)

Portfolio Turnover Rate                            28.31(d)     337.44
-------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              1,501           258

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                              February 28, 2002     Year Ended
CLASS C SHARES                                       (Unaudited)      August 31,
                                                                      2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   22.39          24.04

Investment Operations:

Investment (loss)                                       (.11)(b)       (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                        .10          (1.64)

Total from Investment Operations                        (.01)         (1.65)

Distributions:

Dividends from investment income--net                   (.07)            --

Dividends from net realized gain on investments         (.62)            --

Total Distributions                                     (.69)            --

Net asset value, end of period                         21.69          22.39
-----------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     (.08)(d)      (6.86)(d
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 1.07(d)         .57(d)

Ratio of investment (loss)
   to average net assets                                (.50)(d)       (.06)(d)

Portfolio Turnover Rate                                28.31(d)      337.44
-----------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    398            124

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended
                                              February 28, 2002    Year Ended
CLASS R SHARES                                      (Unaudited)     August 31,
                                                                    2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   22.38         24.04

Investment Operations:

Investment (loss)                                       (.01)(b)      (.04)(b)

Net realized and unrealized gain (loss)
   on investments                                       (.04)        (1.62)

Total from Investment Operations                        (.05)        (1.66)

Distributions:

Dividends from investment income--net                   (.08)           --

Dividends from net realized gain on investments         (.62)           --

Total Distributions                                     (.70)           --

Net asset value, end of period                         21.63         22.38
-----------------------------------------------------------------------------

TOTAL RETURN (%)                                        (.26)(c)     (6.91)(c)
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .61(c)        .60(c)

Ratio of investment (loss)
   to average net assets                                (.05)(c)      (.19)(c)

Portfolio Turnover Rate                                28.31(c)     337.44
-----------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    122             1

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                              February 28, 2002    Year Ended
CLASS T SHARES                                       (Unaudited)     August 31,
                                                                      2001(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    22.35         24.04

Investment Operations:

Investment (loss)                                        (.16)(b)      (.07)(b)

Net realized and unrealized gain (loss)
   on investments                                         .07         (1.62)

Total from Investment Operations                         (.09)        (1.69)

Distributions:

Dividends from investment income--net                    (.05)           --

Dividends from net realized gain on investments          (.62)           --

Total Distributions                                      (.67)           --

Net asset value, end of period                          21.59         22.35
------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                      (.41)(d)     (7.07)(d)
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.34(d)        .73(d)

Ratio of investment (loss)
   to average net assets                                 (.75)(d)      (.32)(d)

Portfolio Turnover Rate                                 28.31(d)     337.44
------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     2               1

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2002, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 43 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $829 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2002, Class B, Class C and Class T shares were charged $3,064, $999 and $1, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, Class A, Class B, Class C and Class T shares were charged $155,428, $1,021, $333 and $1, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $32,387 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $9,657 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $51,113,494 and $34,588,282, respectively.

At February 28, 2002, accumulated net unrealized depreciation on investments was
$695,307,   consisting   of   $10,084,337   gross  unrealized  appreciation  and
$10,779,644 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                   For More Information

                        Dreyfus Premier
                        Strategic Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  257SA0202



================================================================================



      Dreyfus
      Small Company
      Value Fund



      SEMIANNUAL REPORT February 28, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Small Company Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Company Value Fund, covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002



DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund produced a total return of -3.50%.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index (the "Index" ), produced a total return of 5.85% for the same period.(2

We attribute the fund's underperformance to our focus on relatively aggressive value stocks at a time when investors tended to favor more defensive stocks. Since defensive value stocks were more heavily represented in the Index, the fund's relative performance suffered.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it invests in small companies that appear to us to be inexpensive relative to certain financial measurements of their intrinsic worth or business prospects.

We identify potential investments through extensive quantitative and fundamental research. When selecting stocks, we emphasize three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures; BUSINESS HEALTH, or the overall efficiency and profitability as measured by return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near to midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's performance was hurt by investors' preference for defensive stocks at a time when we focused on relatively aggressive stocks. When managing the fund, we attempt to get ahead of investment trends rather than follow them. This approach sometimes causes us to focus on areas of the market that are in the midst of relatively poor performance. By investing in such areas when prices are low, we believe the fund can achieve strong gains when circumstances improve and investor interest returns. Indeed, we believe that this strategy illustrates the essence of the value investment style.

When the reporting period began, most investors were concerned about the effects of the lagging domestic economy on the stock market. However, we began to see early signs of economic improvement and, consistent with our value-oriented approach, we shifted the fund's focus to relatively aggressive stocks that we expected to benefit from an economic recovery.

Then came an event that no one could have predicted: the September 11 terrorist attacks. Following September 11, any prospect of impending economic improvement evaporated, and the stock market declined sharply across all industry groups. By mid-October, however, the stock market rebounded even more sharply than it had fallen. In fact, from October through the end of 2001 the fund's returns outpaced those of the market, primarily because of our focus on the relatively aggressive technology and consumer services areas. By December, many of the fund' s technology stocks reached their price targets, and we trimmed the fund's exposure to the sector, locking in profits.

After the new year began, investors began to question the strength of the expected economic recovery, and sentiment shifted back to defensive stocks. As a result, during January and February the fund gave back most of its earlier gains. In addition, the fund had limited exposure to financial stocks, which benefited from the market's renewed preference for defensive stocks. Because financial stocks comprise almost one-third of the fund's benchmark, the fund's relative performance lagged that of the Index for the reporting period.

What is the fund's current strategy?

We have maintained our value-oriented strategy of anticipating trends and investing when stock prices are low. As a result, we have recently begun to rebuild the fund's technology weighting, taking advantage of what we believe are compelling valuations in the wake of the sector's weakness during January and February. Of course, investing in the technology sector involves special risks, and it has been among the most volatile sectors of the market.

We are also finding many attractive investment opportunities within the utilities area, where we believe stock prices have been driven down too sharply for two reasons: industry-wide scrutiny of accounting standards and a wave of credit downgrades for companies with substantial levels of debt on their balance sheets. True to our strategy, we believe the fund can benefit by investing in these out-of-favor companies, where we believe business fundamentals are solid but stock prices have been unfairly punished.

On the other hand, we recently trimmed the fund's exposure to consumer services, most notably retailers and certain capital goods holdings that have performed especially well over the past few months.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



COMMON STOCKS--101.7%                                                                            Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--9.5%

Agrium                                                                                          285,900                2,844,705

Arch Coal                                                                                       248,400                4,508,460

Cleveland-Cliffs                                                                                113,700                1,902,201

Crompton                                                                                        148,600                1,477,084

FMC                                                                                              73,600  (a)           2,778,400

Great Lakes Chemical                                                                             28,400                  668,820

Louisiana-Pacific                                                                                69,500                  701,255

Massey Energy                                                                                   214,800                3,037,272

PolyOne                                                                                         316,200                3,162,000

TETRA Technologies                                                                               78,000  (a)           1,931,280

UCAR International                                                                              207,100  (a)           2,230,467

                                                                                                                      25,241,944

CAPITAL GOODS--13.5%

AGCO                                                                                            118,600  (a)           2,663,756

Allen Telecom                                                                                   311,900  (a)           2,139,634

Applied Industrial Technologies                                                                  28,200                  535,236

Arris Group                                                                                     508,885  (a)           4,315,345

Avid Technology                                                                                 181,500  (a)           2,415,765

Cummins                                                                                          51,100                2,124,738

Dycom Industries                                                                                160,200  (a)           2,427,030

Flowserve                                                                                        91,400  (a)           2,557,372

Hanover Compressor                                                                              122,400  (a,b)         2,148,120

Insituform Technologies                                                                          29,200  (a)             721,240

Joy Global                                                                                      276,700                3,901,470

Loral Space & Communications                                                                    682,700  (a,b)         1,358,573

MasTec                                                                                          438,200  (a)           2,524,032

Teledyne Technologies                                                                           126,200  (a)           2,063,370

Terex                                                                                           147,500  (a)           3,006,050

Wolverine Tube                                                                                  103,100  (a)             927,900

                                                                                                                      35,829,631

CONSUMER DURABLES--4.8%

BE Aerospace                                                                                    206,500  (a)           1,577,660

InFocus                                                                                         266,500  (a)           4,626,440

Intertape Polymer Group                                                                         281,200  (a)           2,643,280

U.S. Industries                                                                                 961,900  (a)           2,116,180

Walter Industries                                                                               157,900                1,830,061

                                                                                                                      12,793,621


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES--5.9%

American Greetings, Cl. A                                                                        59,900                  824,823

Department 56                                                                                   351,300  (a)           4,531,770

Midway Games                                                                                    475,300  (a)           5,565,763

Russell                                                                                         118,000                1,813,660

Tommy Hilfiger                                                                                  172,100  (a)           2,256,231

WestPoint Stevens                                                                               457,300                  781,983

                                                                                                                      15,774,230

CONSUMER SERVICES--11.2%

Finlay Enterprises                                                                              140,900  (a)           1,465,360

Fleming Cos.                                                                                    325,900  (b)           5,312,170

Footstar                                                                                        152,400  (a)           4,236,720

Information Resources                                                                           397,500  (a)           3,474,150

Kforce                                                                                          237,300  (a)           1,032,255

OfficeMax                                                                                     1,231,400  (a)           4,987,170

Pittston Brink's Group                                                                           95,000                2,206,850

Rite Aid                                                                                        782,400  (a,b)         2,613,216

Six Flags                                                                                       128,300  (a)           1,892,425

Stewart Enterprises, Cl. A                                                                      215,200  (a)           1,187,904

Tweeter Home Entertainment Group                                                                 32,700  (a)             555,900

Young Broadcasting, Cl. A                                                                        37,400  (a)             911,812

                                                                                                                      29,875,932

ENERGY--16.4%

Chesapeake Energy                                                                               311,800  (a)           1,954,986

Giant Industries                                                                                 21,700  (a)             195,300

Global Industries                                                                               263,400  (a)           2,344,260

Grant Prideco                                                                                    24,500  (a)             306,495

Horizon Offshore                                                                                248,000  (a)           1,934,400

Key Energy Services                                                                             707,500  (a)           6,494,850

National-Oilwell                                                                                146,200  (a)           3,057,042

Parker Drilling                                                                                 881,900  (a)           3,712,799

Patterson-UTI Energy                                                                            332,900  (a)           8,146,063

Pride International                                                                             176,900  (a)           2,278,472

Seitel                                                                                          273,340  (a)           2,378,058

Tesoro Petroleum                                                                                324,800  (a)           3,800,160

Trico Marine Services                                                                           518,300  (a)           3,581,453

Veritas DGC                                                                                     257,000  (a)           3,549,170

                                                                                                                      43,733,508

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES--4.8%

Acxiom                                                                                          176,300  (a)           2,573,980

Ameritrade Holding, Cl. A                                                                        73,500  (a)             389,550

E*TRADE Group                                                                                   188,800  (a)           1,529,280

eFunds                                                                                          213,700  (a)           3,735,476

Knight Trading Group                                                                            309,100  (a)           2,460,436

LandAmerica Financial Group                                                                      29,300                  878,121

PMA Capital, Cl. A                                                                               52,200                1,064,880

                                                                                                                      12,631,723

HEALTH CARE--5.8%

Alpharma, Cl. A                                                                                 145,100                2,961,491

Beverly Enterprises                                                                             684,300  (a)           4,009,998

Fisher Scientific International                                                                 106,900  (a)           3,100,100

IDX Systems                                                                                     110,200  (a)           1,673,938

Magellan Health Services                                                                        180,800  (a)             958,240

PDI                                                                                             166,300  (a)           2,512,793

Ventiv Health                                                                                   143,500  (a)             304,220

                                                                                                                      15,520,780

LEISURE & TOURISM--.5%

WMS Industries                                                                                   71,200  (a)           1,208,264

MISCELLANEOUS--3.1%

Maverick Tube                                                                                   179,300  (a)           2,492,270

Service Corporation International                                                               741,200  (a)           3,579,996

York International                                                                               62,700                2,194,500

                                                                                                                       8,266,766

TECHNOLOGY--21.2%

Actel                                                                                            69,100  (a)           1,238,963

AirGate PCS                                                                                     176,200  (a)           1,617,516

Alamosa Holdings                                                                                528,600  (a)           1,934,676

Art Technology Group                                                                            460,500  (a)           1,132,830

Artesyn Technologies                                                                            433,300  (a)           3,696,049

Ascential Software                                                                              610,350  (a)           2,380,365

CTS                                                                                             370,400                5,148,560

Credence Systems                                                                                194,700  (a)           3,052,896



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

DiamondCluster International, Cl. A                                                             143,800  (a)           1,577,486

EarthLink                                                                                       360,800  (a)           3,236,376

Enterasys Networks                                                                              314,200  (a)           1,115,410

HNC Software                                                                                     52,000  (a)             732,160

Handspring                                                                                      206,800  (a,b)           945,076

HomeStore.com                                                                                   372,000  (a)             453,840

IONA Technologies PLC, ADR                                                                      162,800  (a)           2,271,060

InterVoice-Brite                                                                                333,300  (a)           1,679,832

Lightbridge                                                                                     107,100  (a)           1,047,438

MCSi                                                                                            290,000  (a)           2,958,000

Manugistics Group                                                                                44,500  (a)             576,720

Mattson Technology                                                                              529,700  (a)           2,881,568

Peregrine Systems                                                                               335,400  (a)           3,018,600

Quovadx                                                                                         391,100  (a)           2,690,768

Riverstone Networks                                                                             167,500  (a)             639,850

SONICblue                                                                                       648,400  (a)           2,016,524

Systems & Computer Technology                                                                    71,200  (a)             912,072

Trimble Navigation                                                                              290,500  (a)           3,776,500

TriQuint Semiconductor                                                                          251,800  (a)           2,278,790

Varian Semiconductor Equipment Associates                                                        41,900  (a)           1,425,438

                                                                                                                      56,435,363

TRANSPORTATION--3.8%

Atlas Air Worldwide Holdings                                                                    212,000  (a)           1,912,240

CP Ships                                                                                        254,700                2,801,700

RailAmerica                                                                                     212,200  (a)           2,346,932

Stolt-Nielsen, ADR                                                                              213,300                2,911,545

                                                                                                                       9,972,417

UTILITIES--1.2%

Touch America Holdings                                                                          348,700  (a)           1,133,275

Western Wireless, Cl. A                                                                         259,100  (a)           2,106,483

                                                                                                                       3,239,758

TOTAL COMMON STOCKS

   (cost $285,309,954)                                                                                               270,523,937

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--.1%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS:

   1.68%, 3/7/2002                                                                               61,000                   60,981

   1.69%, 3/14/2002                                                                              45,000                   44,972

   1.70%, 3/21/2002                                                                             162,000                  161,893

TOTAL SHORT-TERM INVESTMENTS

   (cost $267,803)                                                                                                       267,846
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTs (cost $285,577,757)                                                             101.8%             270,791,783

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.8%)             (4,891,667)

NET ASSETS                                                                                        100.0%             265,900,116

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2002, THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $10,283,364 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $12,148,900.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           285,577,757   270,791,783

Collateral for securities loaned--Note 1(c)                          12,148,900

Receivable for investment securities sold                             4,971,875

Receivable for shares of Common Stock subscribed                        486,450

Dividends receivable                                                     57,141

Prepaid expenses                                                         17,525

                                                                    288,473,674
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           257,690

Cash overdraft due to Custodian                                       1,126,083

Liabilities for securities loaned--Note 1(c)                         12,148,900

Payable for investment securities purchased                           5,951,933

Payable for shares of Common Stock redeemed                           3,006,038

Accrued expenses                                                         82,914

                                                                     22,573,558
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      265,900,116
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     302,377,686

Accumulated investment (loss)                                          (934,913)

Accumulated net realized gain (loss) on investments                 (20,756,683)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (14,785,974)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      265,900,116
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      14,426,823

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   18.43

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $71,694 foreign taxes withheld at source)       757,553

Interest                                                                58,108

TOTAL INCOME                                                           815,661

EXPENSES:

Management fee--Note 3(a)                                            1,110,309

Shareholder servicing costs--Note 3(b)                                 529,103

Custodian fees--Note 3(b)                                               32,705

Prospectus and shareholders' reports                                    26,398

Interest expense--Note 2                                                16,417

Professional fees                                                       14,427

Registration fees                                                       14,094

Directors' fees and expenses--Note 3(c)                                  4,787

Miscellaneous                                                            2,334

TOTAL EXPENSES                                                       1,750,574

INVESTMENT (LOSS)                                                     (934,913)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (16,876,751)

Net unrealized appreciation (depreciation) on investments            2,343,390

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (14,533,361)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (15,468,274)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months Ended
                                                              February 28, 2002         Ten Months Ended                 Year Ended
                                                                     (Unaudited)         August 31, 2001(a)        October 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                      (934,913)              (1,793,694)              (1,718,909)

Net realized gain (loss) on investments                             (16,876,751)              86,590,831               26,952,788

Net unrealized appreciation
   (depreciation) on investments                                      2,343,390              (35,938,518)              36,807,976

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS                                 (15,468,274)              48,858,619               62,041,855
----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                                    (84,034,073)             (20,257,220)             (18,245,311)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                        40,683,354               98,515,274               52,661,143

Dividends reinvested                                                 80,220,536               19,788,666               17,817,025

Cost of shares redeemed                                            (123,855,884)             (81,886,392)             (80,571,640)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                   (2,951,994)              36,417,548              (10,093,472)

TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                                   (102,454,341)              65,018,947               33,703,072
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                 368,354,457              303,335,510              269,632,438

END OF PERIOD                                                       265,900,116              368,354,457              303,335,510
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                           1,905,046                3,824,948                2,282,681

Shares issued for dividends reinvested                                4,023,096                  983,532                  850,455

Shares redeemed                                                      (5,745,446)              (3,188,990)              (3,523,250)

NET INCREASE (DECREASE) IN
   SHARES OUTSTANDING                                                   182,696                1,619,490                 (390,114)

(A) THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                    Six Months     Ten Months
                                         Ended          Ended
                             February 28, 2002      August 31,                             Year Ended October 31,
                                                                   -----------------------------------------------------------------
                                    (Unaudited)          2001(a)      2000           1999           1998          1997        1996
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                   25.86          24.03        20.72          17.06          21.95         17.66       14.00

Investment Operations:

Investment income
   (loss)--net                            (.07)(b)       (.13)(b)     (.13)(b)       (.16)(b)       (.09)(b)        --         .07

Net realized and
   unrealized gain (loss)
   on investments                         (.30)          3.57         4.85           3.82          (4.39)         6.43        4.69

Total from Investment
   Operations                             (.37)          3.44         4.72           3.66          (4.48)         6.43        4.76

Distributions:

Dividends from
   investment income--net                   --             --           --             --           (.02)         (.04)       (.09)

Dividends from net realized
   gain on investments                   (7.06)         (1.61)       (1.41)            --           (.39)        (2.10)      (1.01)

Total Distributions                      (7.06)         (1.61)       (1.41)            --           (.41)        (2.14)      (1.10)

Net asset value,
   end of period                         18.43          25.86        24.03          20.72          17.06         21.95       17.66
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                         (3.50)(c)      16.23(c)     23.78          21.45         (20.83)        40.22       35.99
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                   .58(c)         .93(c)      1.16           1.23           1.21          1.23        1.27

Ratio of interest expense
   and dividends on
   securities sold short
   to average net assets                   .01(c)          --          .04            .05            .01           .02         .02

Ratio of net investment
   income (loss) to
   average net assets                     (.31)(c)       (.50)(c)     (.57)          (.78)          (.44)          .22         .62

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                  --             --           --             --             --           .05         .41

Portfolio Turnover Rate                  73.35(c)      129.27(c)    169.12         170.38         132.38         76.11      183.58
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                  265,900        368,354      303,336        269,632        300,908       376,738      16,852

(A)  THE FUND HAS CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2002 was approximately $1,164,700, with a related weighted average annualized interest rate of 2.84%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2002, the fund was charged $370,103 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $67,260 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $32,705 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $218,684,923 and $298,985,590, respectively.

At February 28, 2002, accumulated net unrealized depreciation on investments was
$14,785,974,   consisting  of  $25,162,953  gross  unrealized  appreciation  and
$39,948,927 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                    For More Information

                        Dreyfus Small Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  253SA0202